Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  1 )

Filed by the Registrant [X] Filed by a Party other than the Registrant [__] Check the appropriate box:
[X]	Preliminary Proxy Statement
[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Nation Energy, Inc.
(Name of Registrant as Specified in Its Charter)

N / A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]	No fee required.
[ _ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies: N/A
(2) Aggregate number of securities to which transaction applies: N/A

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[X]	Fee paid previously with preliminary materials.

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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NATION ENERGY, INC.
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NOTICE OF CONSENT SOLICITATION

June [_], 2001

TO THE STOCKHOLDERS OF NATION ENERGY, INC.:

Notice is hereby given that Nation Energy, Inc., a Delaware corporation, is soliciting written consents for the purpose of approving the proposed sale of Nation Energy's interest in certain oil and gas leases in Sweetwater County, Wyoming, all personal property, fixtures and improvements appurtenant to such leases, and certain contract rights, in accordance with the Purchase and Sale Agreement, dated February 28, 2001, between Nation Energy and VRD, Inc., a Texas corporation with offices c/o Saurus Resources, Inc., P.O. Box 343, Teton Village, WY 83025 ("Purchase and Sale Agreement"), to VRD for $2,165,780 and certain royalties related to the i nterests being sold .  All of the proceeds of the sale will be retained by Nation Energy for working capital.

Nation Energy and Saurus Resources, Inc. are parties to a Joint Operating Agreement dated December 1, 1999, under which they have agreed to jointly develop their respective interests in land within Sweetwater County, Wyoming, including the i nterests proposed to be sold by Nation Energy to VRD, as well oil and gas leases held by Saurus Resources in the same vicinity.  Nation Energy has evaluated the results of the drilling and completion programs undertaken under this venture to date. After reviewing these results, Nation Energy has decided to sell its working interest and right to participate in the venture in exchange for a cash payment and a royalty on all future production by the operator and its affiliates in the Sweetwater County area.

Section 271 of the Delaware General Corporation Law requires that the sale of all or substantially all of a corporation's assets must be authorized by a resolution adopted by stockholders owning a majority of the issued and outstanding shares of Nation Energy.  Nation Energy has made the determination that Section 271 may be applicable to the proposed sale and thus is seeking stockholder approval of the transaction .  Because of certain advantages to Nation Energy of a quick resolution of this matter, Nation Energy does not intend to call a special meeting of stockholders to approve the sale but rather is soliciting written consents.  The proposed transaction is more fully described in the Consent Solicitation Statement accompanying this Notice.

The Board of Directors has fixed the close of business as of April 26 , 2001, as the record date for the determination of stockholders entitled to notice of, and to give consent to the sale transaction .  In order to be valid, a consent must be received (by facsimile or in the mail) on or before the earlier of (a) the date upon which Nation Energy has received consents from stockholders owning a majority of outstanding shares or (b) 5:00 p.m., Pacific Time, on June [_] , 2001 (unless extended by Nation Energy).

Your approval is important.  Please read the accompanying Consent Solicitation Statement carefully and then complete, sign and date the enclosed Consent Card and return it in the self-addressed prepaid envelope.  Any Consent Card which is signed and does not specifically disapprove the sale transaction will be treated as approving the transaction .

If you wish to approve the proposed sale , Nation Energy encourages you to return the enclosed Written Consent of stockholder immediately.  The closing is expected to occur immediately after sufficient consents are obtained. Thus, prompt response from stockholders would be appreciated.

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A CONSENT MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION OR BY A LATER DATED ACTION CONTAINING DIFFERENT INSTRUCTIONS RECEIVED BY NATION ENERGY AT ANY TIME PRIOR TO THE EARLIER OF (A) THE DATE UPON WHICH NATION ENERGY HAS RECEIVED CONSENTS FROM STOCKHOLDERS OWNING A MAJORITY OF OUTSTANDING SHARES OR (B) 5:00 P.M., PACIFIC TIME, ON June [_], 2001 (UNLESS EXTENDED BY NATION ENERGY).

BY ORDER OF THE BOARD OF DIRECTORS /s/ Donald A. Sharpe Donald A. Sharpe, President and Chief Executive Officer
Vancouver, British Columbia June [_] , 2001

iii

NATION ENERGY, INC.
Suite 1100-609 West Hastings Street
Vancouver BC CANADA  V6B 4W4
(800) 400-3969

Consent Solicitation Statement

Information Concerning Solicitation:

General.  This Consent Solicitation Statement ("Statement") is being furnished in connection with the solicitation by the Board of Directors of Nation Energy, Inc. (the "Company" or "Nation Energy") of written consents from the holders of common stock of Nation Energy .  The purpose of the consents is to obtain stockholder approval of the sale of Nation Energy's interest in certain oil and gas leases in Sweetwater County, Wyoming, all personal property, fixtures and improvements appurtenant to such leases, and certain contract rights relating to these leases and the exploration and development thereof, as set forth in the Purchase and Sale Agreement, dated February 28, 2001, between Nation Energy and VRD, Inc., a Texas corporation with offices c/o Saurus Resources, Inc., P.O. Box 343, Teton Village, WY 83025 ("Purchase and Sale Agreement"), to VRD as described in more detail in this Statement.  VRD's telephone number is (915) 673-1024.   In consideration for the sale , Nation Energy will receive $2,165,780 in cash plus an overriding royalty interest equal to an undivided 2% to 3% of certain oil, gas and other hydrocarbons produced, saved and sold from the properties included in the i nterests being sold to VRD .  All of the proceeds of the sale will be retained by Nation Energy for general working capital and there will not be any distribution to Nation Energy 's stockholders in connection with the proposed sale .  A copy of the Purchase and Sale Agreement is attached as Attachment "A" to this Statement and all discussions of that agreement are qualified by reference to the full text.

Pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stockholders of Nation Energy may be taken without meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Because of the advantage to Nation Energy in closing the sale transaction quickly, the proposal to approve the sale is being submitted for action by written consent rather than at a meeting.

This Statement and the accompanying combined Written Consent of Stockholder are intended to be sent or given to stockholders on or about June [_] , 2001.

Receipt of Consents.  In order to be valid, consents must be received (by facsimile or by mail) on or before the earlier of (a) the date upon which Nation Energy has received consent s from stockholders owning a majority of the outstanding shares or (b) 5:00 p.m., Pacific Time, on June [_] , 2001 (unless extended by Nation Energy).  Nation Energy reserves the right to extend the solicitation of written consents made hereby.  Any election to extend the consent solicitation period will be made by Nation Energy by news release or other similar public announcement by Nation Energy . The closing will occur immediately after sufficient consent s are obtained.  Stockholders may return their completed C onsent Card by facsimile.  If you desire to send in your completed Consent Card by facsimile, please contact Jolene Roberts at Nation Energy at the phone number listed above.

If a stockholder holds Nation Energy stock in "street name" (i.e., shares held by a broker or nominee) and the stockholder fails to instruct his or her broker as to the giving of a consent , the stockholder's broker or nominee will not be permitted, pursuant to applicable stock exchange rules, to execute a consent with respect to the proposed sale .  Abstentions and broker "non-votes" have the same effect as votes against the sale transaction .

Revocation of Consent.  A consent may be revoked at any time prior to the time that consent s for the number of shares required to approve the proposed sale have been received by Nation Energy or its agent, but a stockholder may not do so thereafter.  To change a consent , you will need to complete and mail or facsimile a substitute Consent Card AND a letter stating that you are revoking your previous vote.  To withdraw a consent , you will need to mail or facsimile a letter stating that you have revoked your previous consent.  Any change or withdrawal received after Nation Energy has received the consents required will not be effective for any reason.

Expenses of Solicitation.  Nation Energy will bear the cost of soliciting consent s.  Written consents may be solicited by mail, telephone, the Internet, facsimile, or in person.  Directors, officers, and other employees of Nation Energy may, without compensation, other than regular remuneration, solicit consent s.  Nation Energy will request persons holding stock in their names for others, or in the names of nominees for others, to obtain instructions from the beneficial owner and Nation Energy will reimburse them for their reasonable out-of-pocket expenses in obtaining instructions regarding giving consent .

Record Date, Requirement for Shareholder Approval, and Required Consent.  The record date for stockholders entitled to approve the transaction by consent is April 26 , 2001.  As of the close of business on April 26 , 2001 Nation Energy had outstanding 11,020,000 shares of common stock, $.001 par value, Nation Energy's only outstanding voting securities.  Each outstanding share is entitled to one vote.

Section 271 of the Delaware General Corporation Law provides that the sale of all or substantially all of a corporation's assets must be authorized by a resolution adopted by stockholders owning a majority of the issued and outstanding shares.  Section 271 and applicable case law are not clear as to whether the proposed sale constitutes a sale of substantially all of Nation Energy's assets.  However, Nation Energy has determined that Section 271 may be applicable to the transaction due the size of the transaction relative to the value of its remaining assets and in recognition that the interests proposed to be sold are key assets to Nation Energy.  Thus, Nation Energy is seeking stockholder approval of the proposed sale .  The affirmative consent of a majority of the outstanding shares will be necessary to approve the transaction .

A stockholder may only vote by consent using the Consent Card provided, and only during the solicitation period which ends on the earlier of (a) the date upon which Nation Energy has received consents from stockholders owning a majority of outstanding shares or (b) 5:00 p.m., Pacific Time, on June [_], 2001 (unless extended by Nation Energy).  Abstentions and broker "non-votes" have the same effect as votes against the proposed sale .  If Nation Energy receives a Consent Card signed but unmarked, it will be counted as a vote FOR the sale transaction .

All questions as to the form of all documents and the validity (including the time of receipt) of all approvals will be determined by Nation Energy and such determinations will be final and binding.  Nation Energy reserves the absolute right to waive any defects or irregularities in any approval of the sale transaction .  In addition, Nation Energy shall be under no duty to give notification of any defects or irregularities in any approval of the sale or preparation of the Consent Card, and shall not have any liability for failing to give such notification.

Forward Looking Statements

This Statement contains forward-looking statements, which involve risks and uncertainties.  Nation Energy's actual results may differ significantly from the results discussed in the forward-looking statements.  Statements of Nation Energy's or management's beliefs or expectations and which are not historical facts or which apply prospectively are forward-looking statements.  Forward-looking statements are inherently subject to uncertainties and other factors, which could cause actual results to differ materially from the results stated or implied by such forward-looking statements.  Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Nation Energy's filings with the Securities and Exchange Commission, including, but not limited to, Nation Energy's 10-KSB Report and subsequent 10-QSB Reports.  Copies of those are available from Nation Energy and the Securities and Exchange Commission.

DESCRIPTION OF THE SALE

Background of the Sale

To the knowledge of Nation Energy , VRD is an affiliate of Saurus Resources, Inc.  On August 11, 1999, Nation Energy signed a letter of intent with Saurus Resources , giving Nation Energy the option to enter into an arrangement with Saurus Resources under which Nation Energy and Saurus would share the costs of jointly exploring oil and gas opportunities in the Greater Trona Area prospect, located in and around Sweetwater County, Wyoming.  Saurus Resources then had an interest in 11,960 acres and was negotiating to acquire an interest in an additional 10,155 acres in the Greater Trona Area prospect.  Under the terms of the letter, Nation Energy paid for a study reporting on the economic and geologic merits of a venture in the Greater Trona Area.

On October 1, 1999, Nation Energy elected to proceed with such an arrangement and Nation Energy and Saurus Resources entered into a definitive Joint Operating Agreement on December 1, 1999.  Under this agreement, Nation Energy and Saurus Resources agreed to jointly develop and share the profits resulting from their respective interests in land within the Greater Trona Area.  Nation Energy has advanced a total of approximately $2,167,000 under its agreement with Saurus Resources .

Under the Joint Operating Agreement, Saurus Resources is the operator of the leases co-owned by the parties and has certain rights and duties as the operator.  The agreement states the initial ownership interests of the parties in the co-owned leases, specifies procedures for confirming and adjusting the interests of the parties and sets forth agreements concerning future acquisitions or transfers of interests of the leases.  The agreement also has provisions that allow a co-owner to propose the drilling of a well on the leases co-owned by the parties and allow the other co-owners to elect whether or not to participate in the proposed drilling.  If a co-owner elects to not pay its share of the cost of drilling a proposed well, such non-participating co-owner must surrender to the co-owners who do participate in the proposed well all of the revenue attributable to its nominal ownership interest in the well until the participating co-owners have recouped from net revenues otherwise due to the non-participating co-owner 300% of the cost of the well attributable to the non-participating co-owner interest.  The agreement also provides rules for managing the production, maintenance and abandonment of wells drilled on the co-owned leases, has provisions that specify the liability of the parties for various expenses and expenditures for or related to operations on the co-owned leases and sets forth various procedures for operations on the co-owned leases and making decisions under the agreement.   A copy of the Joint Operating Agreement with Saurus Resources was attached as an exhibit to Nation Energy 's Form 10-SB filed with the Securities and Exchange Commission on March 31, 2000 and was described in detail in that filing.

The interests to be sold to VRD in the transaction are the oil and gas leasehold interests of Nation Energy that were to be jointly developed under the Joint Operating Agreement as well as Nation Energy 's rights under the Joint Operating Agreement , which include the right to participate in the drilling, completion, tie-in and production of wells within the contract area .   In essence, as a result of the sale VRD will acquire Nation Energy's interest in the Greater Trona prospect in exchange for cash and an interest in possible future royalt y payments that will be paid if the properties are put into production and the production from the oil and gas leases is sold .  Due to the highly speculative nature of the venture set forth in the Joint Operating Agreement , and its failure to create any revenues to date as explained below, the Board of Directors of Company has determined that resources committed under the Joint Operating Agreement could be better directed to other as yet undetermined activities.

Based on the drilling and completion of 24 wells to date under the Joint Operating Agreement, exploration costs have proven to be several times greater than originally estimated while at the same time geophysical testing and limited production testing have not demonstrated that the wells will be sufficiently productive to justify drilling.  Based on these facts, the estimated profitability of the Joint Operating Agreement is much less than originally estimated.  See "Recommendation of the Board of Directors" below.  Even though Nation Energy had not contemplated receiving revenues by any particular date, the failure to produce revenues up to this point and the unlikelihood of producing revenue in the near future are reasons for the sale.  Nation Energy will continue to investigate business opportunities consistent with its historical business plan as well as other business opportunities outside of its historical business plan .   Nation Energy's management believes that receiving the amount expended to date in the venture while retaining an interest in possible future revenue from the venture is a better business opportunity than retaining its current ownership in the venture and making the additional investments that would otherwise be required to have any possible financial return under the Joint Operating Agreement .

Neither Nation Energy, its affiliates, its control persons, nor, to Nation Energy's knowledge, any beneficial owners of Nation Energy's capital stock, have any business relationship or other affiliation with Saurus Resources outside of the Joint Operating Agreement.  Neither Nation Energy, nor, to Nation Energy's knowledge, any beneficial owners of Nation Energy's capital stock, have any  business relationship or other affiliation with VRD, Inc. outside of the Purchase and Sale Agreement.

Description of the Interests to be Sold

The interests proposed to be sold to VRD under the Purchase and Sale Agreement consist of both Nation Energy 's rights under the Joint Operating Agreement with Saurus Resources (described above) as well as Nation Energy 's 28 oil and gas leasehold interests in the Greater Trona Area.     These leases cover approximately 22,000 acres.  The se interests include Nation Energy 's interest in leases from the State of Wyoming of oil and gas rights located in the Greater Trona Area.  The leases with the State of Wyoming have five year terms beginning December 8, 1999 and thereafter and provide that one-sixth of the royalties earned for development on the leased lands are payable to the state of Wyoming.  The interests proposed to be sold also include Nation Energy 's interest in leases from the United States Department of the Interior, Bureau of Land Management, of oil and gas rights located in the Greater Trona Area.  These leases with the United States have ten year terms beginning February 1, 2000 and thereafter and provide that one-eighth of the royalties earned from the development on the leased lands are payable to the United States.  Many of the Wyoming state leases and the federal leases have less than the full term remaining.  The leased interests proposed to be sold to VRD are set forth in detail in Exhibit A to the Purchase and Sale Agreement attached hereto as Attachment A.

Terms of the Sale

The following description of the Purchase and Sale Agreement , dated as of February 28, 2001, and the terms of the sale is only a summary.  The description is qualified in its entirety by reference to the complete text of the Purchase and Sale Agreement attached to this Statement as Attachment A.

Summary Term Sheet

Parties	Nation Energy, Inc. and VRD, Inc.

Subject Property being sold

Nation Energy's interest in 28 oil and gas leases on land located in Sweetwater County, Wyoming.

All right, title and interest in and to all of the personal property, fixtures and improvements appurtenant to the such oil and gas leases in Sweetwater County, Wyoming.

Contract rights relating to these leases and the exploration and development thereof under Nation Energy's rights under its Joint Operating Agreement with Saurus Resources, Inc. dated December 11, 1999.

Purchase Price

$2,165,780 in cash .   In addition, VRD, Inc. will (a) assign to Nation Energy, Inc. an overriding royalty interest equal to an undivided 2% to 3% (Nation Energy will retain a 3% royalty in leases covering approximately 3200 acres of the property in Sweetwater County and a 2% royalty in the remaining property to which it has a leasehold interest) of certain oil, gas and other hydrocarbons produced, saved and sold, and (b) upon the acquisition of an interest in an oil and gas lease within a specified area  prior to December 31, 2021, assign an overriding royalty of an undivided minimum of 1% and a maximum of 2% of 8/8ths of all oil, gas and other hydrocarbons produced, saved and sold from such interest.

Right of First Refusal

If VRD or an affiliate of VRD wishes to sell any interest in the contract area prior to December 31, 2021, Nation Energy shall be given notice of such sale and the right to purchase such interests on the proposed terms within 30 days following such notice.

Nation Energy anticipates that the closing will occur immediately after sufficient consent s are obtained.  The s ale has already been approved by the Board of Directors of Nation Energy and by the Board of Directors of VRD.

Under the terms of the Purchase and Sale Agreement, there are a number of contingencies to the sale , including, but not limited to, the following (any or all of which may be waived by the parties):

(1)            all representations and warranties of each of Nation Energy and VRD are true in all material respects at and as of the date the transactions contemplated in the Purchase and Sale Agreement are consummated ("Closing Date");

(2)            each of Nation Energy and VRD have performed and satisfied all covenants and agreements required by the Purchase and Sale Agreement at or prior to the Closing Date;

(3)            all necessary pre-closing consents, permissions, novations and approvals by third parties or governmental authorities are obtained;

(4)            Nation Energy has received an opinion from VRD's counsel, and VRD has received an opinion from Nation Energy's counsel, as of the Closing Date;

(5)            Nation Energy delivering the interests that are to be sold free and clear of all encumbrances, encroachments, or defects in or objections to title; and

(6)            the completion of the sale on or before September 15, 2001.

Approval of the proposed sale by the stockholders does not mean that the transaction will close.  Subject to the contractual rights of VRD, the Board of Directors of Nation Energy will have the right to abandon the transaction .  Certain provisions of the Purchase and Sale Agreement could be modified by the Board of Directors without stockholder consent, provided that the changes are not sufficient to require a new approval under Section 271 of the Delaware General Corporation Law.

            The legal opinions to be delivered by counsel to Nation Energy and VRD in connection with the closing of the sale are expected to provide that (a) each such company is duly organized, validly existing and in good standing, (b) each company has all requisite power and authority to carry on its business and to enter into the Purchase and Sale Agreement, (c) the transactions contemplated by the Purchase and Sale Agreement do not violate or conflict with charter documents, or materially violate or conflict with any material agreement to which such company is a party or any judgment applicable to such company, (d) the execution, delivery and performance of the Purchase and Sale Agreement have been duly authorized and executed, and (e) the Purchase and Sale Agreement is a legal, valid and binding obligation of each such company, subject to bankruptcy rules and principles of equity.

Regulatory Approvals

Other than approval of the sale in accordance with Section 271 of the Delaware General Corporation Law and filings with real estate records offices to record the transfers of interests in real estate that may be required to effect the purchase, there are no state or federal regulatory approvals that are required to consummate the transaction .  Nation Energy intends to close the transaction as promptly as possible following its approval by stockholders and the satisfaction of the conditions set forth in the Agreement.

Recommendation of Nation Energy's Board of Directors

Nation Energy's Board of Directors has unanimously approved the sale of interests to VRD as being in the best interests of Nation Energy, and recommends that Nation Energy's stockholders approve the transaction .  In reaching its conclusions and recommendations, the Board consulted with its independent consultant Roger L. Alinger , and management of Nation Energy, and considered the following factors, among others:

  Both drilling and completion costs for the first wells drilled in the area are two to three times the amount originally estimated;
  There is no firm evidence that the wells will be capable of economic production;
  The operator has encountered operational difficulties in attempting to produce the initial wells such as experiencing problems with mineral precipitation in the well bore, which inhibits production ;
  The terms and conditions of the transaction , including the cash nature of the consideration and the value of possible future royalt y payments ; and
  The operator has an aggressive capital program for further drilling in the area (e.g., based solely on our communications with Saurus, we understand that it intends to expend up to $207,000 per well and is planning a total of 80 new wells in the area) .

In making its determination, the Board of Directors relied in part on a report by Roger L. Alinger.  Mr. Alinger's report was based on currently available information from the drilling and completion of nearly 24 wells under the Joint Operating Agreement, bids of subcontractors and cost estimates consistent with the operational problems.  The report found that the risk of economic failure was very high because costs were several times their original estimate and individual well rates and reserves could not be estimated because of the operational problems encountered which resulted in limited production testing.  Nation Energy evaluated ten wells drilled in June 2000, but the results of the evaluation were inconclusive and Nation Energy was unable to determine commercial production from these wells at the time of the evaluation.  The report summarized the cost overruns as in excess of four times the original estimates. Actual costs have exceeded $140,000 per well when the original authorization for expenditures, which did not anticipate the need for special completion work, was for only $35,000 per well.   Alinger was retained by Nation Energy to compile a report on the economic potential of the Green River Shallow Gas Play and the scope of the investigation was not limited. Alinger is experienced in enhancing producing property value, managing corporate resources for maximum profitability and coordinating large-scale engineering and construction projects.  Nation Energy chose Alinger because of his experience with oil and gas projects in the Green River Basin, in which the Greater Trona Area is located.    Other than the report, there is no other material relationship between Alinger and Nation Energy.

To date, 24 test wells have been drilled and completed under the Joint Operating Agreement.  Costs per well have exceeded by four times or more the original estimate of $35,000 per well.  Cost overruns are attributable to factors such as geologic factors and crew unavailability which are not likely to change for the better.  Despite the significantly greater exploration expenditures, there are no strong indications to date that the test wells or other potential wells within the interests held by Nation Energy will produce sufficient gas to be able to recover the exploration costs expended to date, let alone be profitable. Operational difficulties in developing the test wells are largely responsible for the greater operating costs experienced.  These difficulties include mineral precipitation in the well bore, which inhibits production.  The wells drilled to date have been perforated and hydraulically fractured; these geophysical traits make extraction of gas much more complicated and expensive than anticipated.  Poor weather and lack of available crews have also contributed to operational difficulties and greater expenses.

Nation Energy's management has reviewed analyses of the open hole logs and mud logs of the wells drilled to date and concluded that there is no evidence that the wells contain sufficient gas to prove economically viable.   Both the open hole logs (which reveal porosity and electric resistivity, both of which are indicators of production potential) and the mud logs are inconclusive.  The electric resistivity logs indicate that permeability, a measure of production capacity, is very low in the test wells.  The porosity logs indicate that in the zones that may be sandy the shale content is so high as to make porosity determinations meaningless.  The mud logs indicate a small amounts of gas to be present each time a drill pipe connection is made but there is no indication that any particular depth is likely to be productive.  While there are indications that gas is present, permeability and pressure are so low that it is doubtful that economic amounts of gas could be extracted.

Production testing of the Trona Area project has been complicated by the precipitation of sodium carbonate in the wellbore.  This precipitation is the result of geological conditions in the Trona area and has resulted in plugged tubing in the test wells.  As a result there has been no flow testing that has lasted for more than a few days before operations were shut down. Attempts were made to clean out the plugs and put the wells back on production but none had been successful for more than a few days before another plug formed.  Consequently there is no meaningful information regarding the sustained production capacity of the wells.

No cores have been taken from the test wells in the Trona Area project.  It is Nation Energy's understanding that the operator determined that core testing was uneconomical because the cost of performing such testing was not justified in light of the other testing being performed.  Because the operator has not undertaken to perform core testing, these data are not available to Nation Energy .

Because of Nation Energy's inability to estimate gas in place and reserves from more conventional means such as petro-physical analysis of well logs, as described above, and in the absence of core testing, the remaining viable means to verify whether the project is capable of becoming economical is through extended production testing.  The Board of Directors have determined that, in light of the large sums expended in the Trona Area and the inconclusive results to date, the expenditure of further sums for production testing is not in the best interests of Nation Energy in light of its opportunity to recover its costs expended to date through the sale of its interests in the Trona Area project to VRD.

Based on Nation Energy's experience to date with the operations under the Joint Operating Agreement, the Board of Directors believes that it is more likely than not that Nation Energy's continued participation in this arrangement will lead to further losses to Nation Energy.  The sale under the Purchase and Sale Agreement will allow Nation Energy to recover its cash expenditures to date and retain the possibility of further returns through the overriding royalty interest granted under the Purchase and Sale Agreement.

The foregoing summary and discussion of the information and factors considered by Nation Energy's Board is not intended to list every point considered by the Board.  In view of the wide variety of information and points considered, Nation Energy's Board did not find it practical to, and did not, assign any relative weight or importance of the factors listed above, and individual directors may have given different weight to different factors.

No Appraisal Rights

If stockholders owning a majority of Nation Energy's stock approve the sale transaction , that approval will bind all stockholders.  The Delaware General Corporation Law, under which Nation Energy is governed for this purpose, does not grant appraisal or similar rights to those stockholders that dissent from the approval.  Thus, even if a stockholder dissents from the sale , the stockholder will not have the right to have his or her shares appraised or to have the value of his or her shares paid to him or her.

Failure to Approve the Sale

If the stockholders fail to approve the proposed sale , Nation Energy will continue to have the interests  that would be sold under the Purchase and Sale Agreement , which include the right to participate in the acquisition of leases within the contract area and to participate in capital programs as may be presented,   for an indefinite period of time .   Nation Energy will also continue to pay its proportionate share of annual lease payments of between $1.00 and $1.50 per acre per year under the oil and gas leases described in Part 1 and 2 of Exhibit A to the Purchase and Sale Agreement unless Nation Energy determines to sell it in the future.

FEDERAL INCOME TAX CONSEQUENCES

The following summarizes the material federal income tax consequences of the proposed sale.  It does not address any state or local tax consequences.  Stockholders are advised to consult with their tax advisors for a more detailed analysis of any federal, state or local tax consequences.

For U.S. federal income tax purposes, the proposed sale is not expected to result in the recognition of any gain by Nation Energy ; Nation Energy merely expects to recover its capital expenditures and retain a royalty interest .  There will be no immediate cash gain on the transaction since the proceeds of the sale are equal to the carrying costs of the assets on Nation Energy 's books.   The value of the overriding royalty interest will be a function of the revenues that will be received in the future at such point that the interest generates income, which income will be subject to tax by Nation Energy when received.  Nation Energy is unable to estimate taxes at this point due to the uncertainty of these revenues. Nation Energy 's cumulative net operating losses can be used to offset the amount of the taxable gain on the sale if any, and as a result Nation Energy expects to pay no federal income taxes on the sale .

The sale transaction contemplated will result in no capital gain or loss for Nation Energy 's stockholders and there is currently anticipated to be no distribution in connection with the transaction .  Accordingly, the sale should not result in a taxable event under U.S. federal income tax laws for Nation Energy 's stockholders in the U.S.

PRO FORMA SELECTED FINANCIAL DATA

The following unaudited pro forma selected financial data for the fiscal year ended March 31, 2000, and the nine month period ended December 31, 2000 and as of December 31, 1999 , were derived from the unaudited pro forma statements of operations and the unaudited pro forma balance sheet included as Attachment B to this Consent Solicitation Statement and reflect the historical accounts of Nation Energy as of those date s adjusted to give pro forma effect to the proposed sale . This pro forma selected financial data should be read in conjunction with the description of the Purchase and Sale Agreement contained in this Proxy Statement and the pro forma statements included as Attachment B to this Consent Solicitation Statement.  As of December 31, 2000, stockholders' equity was $4,483,537; the pro forma stockholders' equity as of December 31, 2000 after giving effect to the proposed sale would be $4,483,537 .

Selected Financial Data

	Year ended	Year ended	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2000	1999	1998	1997	1996

Statement of Operations Data
Net revenues	$0	$0	$0	$0	$0
Net loss	50,808	20,936	$0	$0	$0

Balance Sheet Data

Current assets	$3,994,981	$728,205	$0	$0	$0
Total assets	$4,185,859	$728,205	$0	$0	$0
Stockholders' equity	$4,176,656	$707,464	$0	$0	$0

Pro Forma Selected Data

	Nine-months ended	Year ended
	December 31,	March 31,
	2000	2000

Pro Forma Statement of Operations Data
Net revenues	$0	$0
Net loss	43,119	50,808

Pro Forma Balance Sheet Data

Current assets	$ 4,484,337	$4,185,859
Total assets	$ 4,484,337	$4,185,859
Stockholders' equity	$ 4,483,537	$4,176,656

COMPARATIVE LOSS PER SHARE DATA

The following tabulation reflects the unaudited historical loss per share from operations in comparison with the pro forma loss per share from operations after giving effect to the sale and discontinued operations resulting therefrom. The information presented in this tabulation should be read in conjunction with the description of the Purchase and Sale Agreement contained in this Consent Solicitation Statement and the pro forma financial statements attached hereto as Attachment B and Nation Energy 's financial statements included in Nation Energy 's 2000 Annual Report on Form 10-KSB , and Nation Energy 's Quarterly Report on Form 10-QSB, for the nine month period ended December 31, 2000, copies of which are attached hereto, respectively, as Attachments C and D.

	Nine Months Ended December 31, 2000	Year ended March 31, 2000
Basic and diluted loss per share, historical	$0.00	$0.00
Basic and diluted loss per share, pro forma	$0.00	$0.00

BOOK VALUE PER SHARE

The following tabulation reflects the unaudited historical net book value per share of Nation Energy 's Common Stock from operations in comparison with the pro forma net book value per share of Nation Energy 's Common Stock from operations after giving effect to the proposed sale . The information presented in this tabulation should be read in conjunction with the description of the Purchase and Sale Agreement contained in this Consent Solicitation Statement and the pro forma financial statements Attached hereto as Attachment B and Nation Energy 's financial statements included in Nation Energy 's 2000 Annual Report on Form 10-KSB , and Nation Energy 's Quarterly Report on Form 10-QSB, for the nine month period ended December 31, 2000, copies of which are attached hereto, respectively, as Attachments C and D.

	Nine Months Ended December 31, 2000	Year ended March 31, 2000
Book value per share, historical	$0.63	$0.58
Book value per share, pro forma	$0.63	$0.58

VOTING SECURITIES AND CERTAIN BENEFICIAL OWNERS

The following table represents the numbers of shares outstanding and the number of votes entitled for each share for each voting security.

Voting Securities	#Shares Outstanding	#Votes that Each is Entitled

Common Stock (50,000,000 authorized)	11,020,000	11,020,000
Preferred Stock (5,000,000 authorized)	0	0

The following table sets forth, based upon the latest available filings with the Securities and Exchange Commission, the beneficial ownership of Nation Energy shares of each beneficial owner of 5% or more of Nation Energy's common stock known to Nation Energy.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Sinclair Publishing Limited(2) Palm Chambers Road Town, Tortola British Virgin Islands	670,000 (1)	6.07%

Lynx Knights de Finance SA(2) 3076 Sir Francis Drake Highway Road Town, Tortola British Virgin Islands	670,000 (1)	6.07%

Westin Machineries Pension SA(2) 3076 Sir Francis Drake Highway Road Town, Tortola British Virgin Islands	670,000 (1)	6.07%

Liegeman, SA(2) 3076 Sir Francis Drake Highway Road Town, Tortola British Virgin Islands	670,000 (1)	6.07%

Croix Merchants & Barter(2) 3076 Sir Francis Drake Highway Road Town, Tortola British Virgin Islands	670,000 (1)	6.07%

Jeffrey L. Taylor(3) 500 N. Rainbow Blvd., Suite 300 Las Vegas, NV 89107	3,132,800 (1)	28.43%

Crown Taylor(4)	400,000(1)	3.63%

Sextan Capital, Inc.(5) Suite 1100-609 West Hastings Street Vancouver, B.C., Canada V6B 4W4	3,000,000 (1)	27.22%

                    ______________________

(1)           Holder of 5% or more of the common stock of Nation Energy .
(2)           Based solely on the representations of share ownership made by persons representing themselves as owners of Nation Energy's common stock in connection with the proxies solicited for the January 14, 2000 meeting of Nation Energy's shareholders.  The identity of the beneficial owner of the shares held by such holder is not known to Nation Energy and there is no known affiliation between any such holder and Nation Energy, its directors and officers, Jeffrey Taylor or Sextan Capital, Inc.
(3)           Based solely on Schedule 13D/A filed February 13, 2001
(4)           The Schedule 13D/A filed by Jeffrey Taylor on February 13, 2001 indicates that Crown Taylor is a venture capital firm of which Jeffrey L. Taylor is a principal.

(5)           Based on Schedule 13D filed January 22, 2001.  Sextan Capital, Inc. is a wholly owned subsidiary of Cubix Investments, Inc.   John R. Hislop, Nation Energy's Chairman of the Board, Secretary and Vice President and Chief Financial Officer, is a director of Cubix Investments, Inc.

Change of Control

A change of control of Nation Energy occurred during Nation Energy's fiscal year ended March 31, 2000.  Sextan Capital, Inc., a wholly owned subsidiary of Cubix Investments Inc. ("Sextan"), purchased 3,000,000 shares common stock of Nation Energy for $3,000,000, which was taken from Sextan's working capital, pursuant to a Stock Purchase Agreement, dated January 22, 2001, between Nation Energy and Sextan ("Stock Purchase Agreement").  As a result of the transaction, Sextan is the beneficial owner, directly or indirectly, of approximately 27% of the common stock of Nation Energy.  This change of control had no impact on the decision to enter the sale of Nation Energy's interests in the Trona Area project described herein.

Cubix Investments, Inc. (formerly named R.I.S. Resources International, Inc.) is a Bermuda corporation whose common stock is traded on the Canadian Venture Exchange.   John R. Hislop, Nation Energy's Chairman of the Board, Secretary and Vice President and Chief Financial Officer, is a director of Cubix Investments, Inc.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

This table below reflects the number of common shares beneficially owned by each executive officer and director, and all directors and executive officers as a group as of March 31, 2000.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class
John R. Hislop	0 (2)	0%

Donald A. Sharpe	230,000 (3)	2.087%

All directors and executive officers as a group	0	0%

__________________

(1)           The address for each of the persons listed is Suite 1100 - 609 West Hastings Street, Vancouver BC Canada V6B 4W4.

(2)           John R. Hislop is the Chairman of the Board of Directors, Vice President and Chief Financial Officer, and Secretary of Nation Energy .

(3)           Donald A. Sharpe is the President, Chief Executive Office r , and a Director of Nation Energy .

INFORMATION ABOUT NATION ENERGY

Description of Business

For a c omplete description of Nation Energy's current business, please see "Description of Business" in Nation Energy's 2000 Annual Report on Form 10-KSB, attached hereto as Attachment C.

Description of Property

Nation Energy holds 28 oil and gas leasehold interests in the Greater Trona Area, located in and around Sweetwater County, Wyoming, covering approximately 22,000 acres.  These real estate interests are proposed to be sold to VRD in the transaction described in this Statement.   These interests include Nation Energy's interest in leases from the State of Wyoming and from the United States Department of the Interior, Bureau of Land Management of oil and gas rights located in the Greater Trona Area.  Many of the Wyoming state leases and the federal leases have less than the full term remaining.  The leased interests proposed to be sold to VRD are set forth in detail in Exhibit A to the Purchase and Sale Agreement attached hereto as Attachment A.

The only other real property utilized by Nation Energy is the office space located at Suite 1100 - 609 West Hastings Street, Vancouver BC  Canada  V6B 4W4. Beginning in January 2001 Nation Energy entered into an oral administrative services agreement with Caravel Management Corp., of which a portion of the monthly charge of $3,000 is to cover rent for office space.  Caravel Management Corp. is a management company that is wholly-owned by John R. Hislop, Nation Energy's chairman of the Board, Secretary and Vice President and Chief Financial Officer.  The administrative agreement is on a month-to-month basis.  Prior to January 2001 Nation Energy was not charged rent due the minimal amount of space required to direct operations and store records.  Nation Energy does not plan to make any investments in real estate mortgages, in securities of persons primarily engaged in real estate activities.  Nation Energy may acquire interests in real estate in the future in connection with its oil and gas exploration and development activities or in connection with other business activities that are unforeseen at this time.

Legal Proceedings

There currently are no legal proceedings pending against Nation Energy.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Results of Operations

Assuming the completion of Nation Energy's sale of certain assets to VRD, Inc., Nation Energy will be a shell company and will not conduct any significant operations. Nation Energy entered with Saurus Resources into a definitive Joint Operating Agreement on December 1, 1999, under which Nation Energy and Saurus Resources agreed to jointly develop their respective interests in land within the Greater Trona Area and Nation Energy could participate in up to 50% of the profits therefrom located in and around Sweetwater County, Wyoming.  See "MANAGEMENT'S DISCUSSION AND ANALYSIS-Plan of Operation" and "INFORMATION ABOUT NATION ENERGY-Description of Property."

Revenues

Nation Energy has had no revenues from the date of its formation in April 18, 1988 to the present.

Plan of Operation

Nation Energy has conducted no significant operations.   Though Nation Energy has reviewed its potential participation in several oil and gas projects in the Rocky Mountain region it has entered into only one agreement as of this date with Saurus Resources Inc., described above in "DESCRIPTION OF THE SALE-Background of the Sale. "  Nation Energy is seeking shareholder approval of a sale of its interests under this agreement and its interest in land to VRD, Inc. as described above in "DESCRIPTION OF THE SALE."   Following the consummation of this sale, Nation Energy will continue to investigate business opportunities consistent with its historical business plan as well as other business opportunities outside of its historical business plan.

Employees

Nation Energy currently has no employees other than its Officers and Directors. Management of Nation Energy expects to hire additional employees as needed.  Management currently estimates that Nation Energy will not hire any employees in the next twelve months.  Beginning in January 2001 Nation Energy has received administrative and back office support under an oral administrative services agreement with Caravel Management Corp., under which Nation Energy is charged $3,000 per month.  Caravel Management Corp. is a management company that is wholly-owned by John R. Hislop, Nation Energy's chairman of the Board, Secretary and Vice President and Chief Financial Officer.  The administrative agreement is on a month-to-month basis.

Changes in and Disagreements with Accountants

There have been  no changes in or disagreements with Nation Energy's accountants during its operational history.

AVAILABLE INFORMATION ABOUT NATION ENERGY

  Nation Energy is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is required to file reports and other information with the Securities and Exchange Commission ("SEC"), 450 Fifth Street N.W., Washington, D.C. 20549.  For additional information concerning Nation Energy, please refer to the reports of Nation Energy filed with the SEC, copies of which may be examined without charge at, or obtained upon payment of prescribed fees from, the Public Reference Section of the SEC at the following facilities located at:  Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., 7 World Trade Center, 13th Floor, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.  The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC at http://www.sec.gov.  The website contains information about certain companies, including Nation Energy, that file information electronically with the SEC.  Stockholders are encouraged to read Nation Energy's latest reports filed with the SEC and those reports are incorporated herein by this reference.

BY ORDER OF THE BOARD OF DIRECTORS _______________ John R. Hislop, Secretary
Dated: June [_] , 2001.

Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

Attachment A

Purchase and Sale Agreement

     This Purchase and Sale Agreement (this "Agreement") dated as of  February 28, 2001, is between NATION ENERGY, INC., a Delaware corporation  ("Seller"),  Suite  1320,  925  W.  Georgia  Street,
Vancouver,  BC  V6C  3L2,  and VRD,  INC.,  a  Texas  corporation
("Buyer"), P.O. Box 469, Abilene, Texas 79604.

     In  consideration  of the mutual promises contained  herein, the benefits to be derived by each party hereunder and other good and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

                            ARTICLE I
                        PURCHASE AND SALE

     1.01  PURCHASE AND SALE.  Seller agrees to sell  and  convey and  Buyer  agrees  to  purchase and pay for  the  Interests  (as defined  in  Section  1.02  below),  subject  to  the  terms  and conditions of this Agreement.

     1.02  INTERESTS.  All of the following shall be referred  to as the "Interests":

          (a)  The oil and gas leases described in Parts 1 and  2
of Exhibit A.
          (b)  All right, title and interest of Nation in and  to
all   of   the   personal  property,  fixtures  and  improvements
appurtenant to the interests described in Section 1.02(a).
          (c)   The  contract  rights  described  in  Part  3  of
Exhibit A.
                           ARTICLE II
                         PURCHASE PRICE
     2.01  PURCHASE PRICE.  The purchase price for the  Interests shall be $2,165,780.00 (the "Purchase Price").

                           ARTICLE III
                 REPRESENTATIONS AND WARRANTIES

     3.01  REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.   Seller
represents and warrants to Buyer as follows:

          (a)   Seller  is a corporation duly organized,  validly
existing  and  in good standing under the laws of  the  State  of
Delaware,  and Seller is duly qualified to carry on its  business in the State of Wyoming.

          (b)   Seller  has all requisite power and authority  to
carry on its business as presently conducted, to enter into  this
Agreement,  and to perform its obligations under this  Agreement.
The   consummation  of  the  transactions  contemplated  by  this
Agreement  will  not  violate,  nor  be  in  conflict  with,  any provision of Seller's charter, bylaws or governing documents,  or any  agreement  or instrument to which Seller is a  party  or  is
bound,   or  any  judgment,  decree,  order,  statute,  rule   or
regulation applicable to Seller.

          (c)   The  execution, delivery and performance of  this
Agreement and the transactions contemplated hereby have been duly and  validly  authorized by all requisite action,  corporate  and otherwise, on the part of Seller.

          (d)    This  Agreement  has  been  duly  executed   and
delivered  on behalf of Seller, and at the Closing all  documents and instruments required hereunder to.  be executed and delivered
by  Seller  shall  have been duly executed and  delivered.   This
Agreement  does,  and  such  documents  and  instruments   shall,
constitute  legal,  valid  and  binding  obligations  of   Seller
enforceable in accordance with their terms.

          (e)   Seller  has incurred no liability, contingent  or
otherwise,  for  brokers'  or  finders'  fees  relating  to   the
transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

          (f)   Seller has no notice of any suit, action or other
proceeding pending or threatened before any court or governmental agency  that might result in impairment or loss of title  to  any portion  of  the  Interests or the value thereof  or  that  might hinder or impede the operation or enjoyment of the Leases.

          (g)  Seller has not previously conveyed any interest in
the Interests.

     3.02   REPRESENTATIONS  AND  WARRANTIES  OF  BUYER.    Buyer
represents and warrants to Seller as follows:

          (a)   Buyer  is  a corporation duly organized,  validly
existing  and  in good standing under the laws of  the  State  of
Texas,  and  Buyer is duly qualified to carry on its business  in the State of Wyoming.

          (b)   Buyer  has all requisite power and  authority  to
carry' on its business as presently conducted, to enter into this
Agreement,  to purchase the Interests on the terms  described  in this  Agreement and to perform its other obligations  under  this
Agreement.  The consummation of the transactions contemplated  by this  Agreement  will not violate, nor be in conflict  with,  any provision  of Buyer's charter, bylaws or governing documents,  or any  agreement  or instrument to which Buyer is  a  party  or  is
bound,   or  any  judgment,  decree,  order,  statute,  rule   or
regulation applicable to Buyer.

          (c)   The  execution, delivery and performance of  this
Agreement and the transactions contemplated hereby have been duly and  validly  authorized by all requisite action,  corporate  and otherwise, on the part of Buyer.

          (d)    This  Agreement  has  been  duly  executed   and
delivered  on  behalf of Buyer, and at the Closing all  documents and  instruments required hereunder to be executed and  delivered
by  Buyer  shall  have  been duly executed and  delivered.   This
Agreement  does,  and  such  documents  and  instruments   shall,
constitute  legal,  valid  and  binding  obligations   of   Buyer
enforceable in accordance with their terms.

          (e)   Buyer  has  incurred no liability, contingent  or
otherwise,  for  brokers'  or  finders'  fees  relating  to   the
transactions  contemplated by this Agreement  :for  which  Seller shall have any responsibility whatsoever.

                           ARTICLE IV
                            COVENANTS

     4.01  COVENANTS OF SELLER.  Seller covenants and agrees with
Buyer as follows:

          (a)   Seller shall carry on the business of Seller with
respect  to  the  Interests in substantially the same  manner  as
Seller has heretofore.

          (b)   Unless  proposed  by Buyer  or  Saurus  Resources
Incorporated  or  consented to by Buyer, Seller shall  not  enter into  any  new  agreements or commitments  with  respect  to  the
Interests  which extend beyond the Closing, shall not propose  or consent  to any additional operation on the Interests, shall  not abandon  any well located on the Interests nor release or abandon all  or  any  portion of any of the Leases, shall not  modify  or terminate  any  of the agreements relating to the  Interests  and shall  not  encumber,  sell or otherwise dispose of  any  of  the
Interests  other  than  personal property  that  is  replaced  by equivalent  property or consumed in the normal operation  of  the
Interests.
          (c)   Seller shall use its best efforts (1) to take  or
cause  to  be  taken  all such actions as  may  be  necessary  or advisable  to  consummate and make effective,  the  sale  of  the
Interests and the transactions contemplated by this Agreement and
(2)  to  assure that as of the Closing Date it will not be  under any  material  corporate, legal or contractual  restriction  that
would   prohibit  or  delay  the  timely  consummation  of   such
transactions.

          (d)   Seller  shall  cause all the representations  and
warranties of Seller contained in this Agreement to be  true  and
correct  on  and  as  of the Closing Date.   To  the  extent  the
conditions  precedent to the obligations of Buyer are within  the control  of  Seller,  Seller shall cause such  conditions  to  be satisfied on or prior to the Closing Date and, to the extent  the conditions  precedent to the obligations of Buyer are not  within the control of Seller, Seller shall use its best efforts to cause such conditions to be satisfied on or prior to the Closing Date.

          (e)   Seller shall promptly notify.  Buyer (1)  if  any
representation or warranty of Seller contained in this  Agreement is  discovered to be or becomes untrue, or (2) if Seller fails to perform  or  comply with any covenant or agreement  contained  in this  Agreement or it is reasonably anticipated that Seller  will be  unable  to  perform or comply with any covenant or  agreement contained in this Agreement.

     4.02  COVENANTS OF BUYER.  Buyer covenants and  agrees  with
Seller as follows:

          (a)   Buyer shall use its best efforts (1) to  take  or
cause  to  be  taken  all such actions as  may  be  necessary  or advisable  to consummate and make effective the purchase  of  the
Interests and the transactions contemplated by this Agreement and
(2)  to  assure that as of the Closing Date it will not be  under any  material  corporate, legal or contractual  restriction  that
would   prohibit  or  delay  the  timely  consummation  of   such
transactions.

          (b)   Buyer  shall  cause all the  representations  and
warranties  of Buyer contained in this Agreement to be  true  and
correct  on  and  as  of the Closing Date.   To  the  extent  the
conditions precedent to the obligations of Seller are within  the control  of  Buyer,  Buyer  shall cause  such  conditions  to  be satisfied on or prior to the Closing Date and, to the extent  the conditions precedent to the obligations of Seller are not  within the  control of Buyer, Buyer shall use its best efforts to  cause such conditions to be satisfied on or prior to the Closing Date.

          (c)   Buyer  shall promptly notify, Seller (1)  if  any
representation  or warranty of Buyer contained in this  Agreement is  discovered to be or becomes untrue, or (2) if Buyer fails  to perform  or  comply with any covenant or agreement  contained  in this Agreement or it is reasonably anticipated that Borrower will be  unable  to  perform or comply with any covenant or  agreement contained in this Agreement.

                            ARTICLE V
                         TITLE PROCEDURE

     5.01 TITLE PROCEDURE.  If Buyer determines the existence  of any  encumbrance, encroachment, defect in or objection  to  title that  render  title  to  the Interests or  any  material  portion thereof defective (collectively, "Title Defects"), written notice of  the  Title Defects shall be given to Seller not less that  30 days  prior to Closing.  If timely notice of Title Defects is  so given, Seller may cure or remove the Title Defects at the expense
of  Seller.   If timely noticed Title Defects are  not  cured  or
removed  at  or prior to the Closing, Buyer may elect in  writing not  less  that  10  days  prior to Closing  to  terminate  this;
Agreement.  If Buyer fails to so elect to terminate, the  parties shall  proceed with the Closing and the Buyer shall be deemed  to have waived such Title Defects.

                           ARTICLE VI
                      CONDITIONS TO CLOSING

     6.01  CONDITIONS TO OBLIGATIONS OF SELLER.  The  obligations of  Seller  to consummate the transactions contemplated  by  this
Agreement  are  subject,  at  the  option  of  Seller,   to   the
satisfaction or waiver of the following conditions:

          (a)    All  representations  and  warranties  of  Buyer
contained  in  this  Agreement shall  be  true  in  all  material respects at and as of the Closing as if such representations  and warranties  were made at and as of the Closing, and  Buyer  shall
have   performed  and  satisfied  all  covenants  and  agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

          (b)  Seller shall have received an opinion dated as  of
the  Closing from William H. Everett, LLC, Buyer's counsel as set forth in Exhibit B hereto.

     6.02 CONDITIONS TO OBLIGATIONS OF BUYER.  The obligations of
Buyer  to  consummate  the  transactions  contemplated  by   this
Agreement   are  subject,  at  the  option  of  Buyer,   to   the
satisfaction or waiver of the following conditions:

          (a)   All  representations  and  warranties  of  Seller
contained  in  this  Agreement shall  be  true  in  all  material respects at and as of the Closing as if such representations  and warranties  were made at and as of the Closing, and Seller  shall have  performed  and satisfied all agreements  required  by  this
Agreement to be performed and satisfied by Seller at or prior  to the Closing.

          (b)   Any  necessary pre-closing consents, permissions,
novations   and  approvals  by  third  parties  or   governmental
authorities  in  connection with the sale  and  transfer  of  the
Interests and in connection with the transfer of all permits  and licenses  necessary  or  appropriate for  the  operation  of  the
Interests shall have been obtained.

          (c)   Buyer shall have received an opinion dated as  of
the Closing from Preston Gates Ellis LLP, Seller's counsel as set forth in Exhibit C hereto.

                           ARTICLE VII
                             CLOSING

     7.01  DATE OF CLOSING.  Subject to the conditions stated  in this Agreement, the consummation of the transactions contemplated by  this  Agreement (the "Closing") shall be held on May 15,2001, provided,  however,  if all conditions to Closing  set  forth  in
Article  VI have not been satisfied or waived by such  date,  the
Closing  shall  occur  within  three  business  days  after  such conditions  shall have been met or waived, or at such other  date and  time  as  the parties may mutually agree.  The date  Closing actually occurs shall be referred to as the "Closing Date.:

     7.02  PLACE OF CLOSING.  The Closing shall be ]held  at  the offices of GMT, Inc. at Suite 1050, Denver Club Building, Denver,
Colorado  80202, or at such other place as Buyer and  Seller  may agree upon in writing.

     7.03  CLOSING  OBLIGATIONS.  At the Closing the.,  following events  shall  occur,  each being a condition  precedent  to  the others and each being deemed to have occurred simultaneously with the others:

          (a)   Seller shall execute, acknowledge and deliver  an
Assignment  of  Beneficial Ownership and Contract Rights  in  the
form of Exhibit D attached hereto covering the Interests.

          (b)   Buyer  shall  execute,  acknowledge  and  deliver
assignments  conveying  3  percent overriding  royalty  interests covering  the Interests described in Part 1 of Exhibit  A  and  2 percent  overriding  royalty  interests  covering  the  Interests described  in  Part  2 of Exhibit A.  Such assignments  shall  be completed on the appropriate BLM form for federal leases  and  on the  appropriate  Board of Land Commissioners  form  for  Wyoming leases  and  delivered  in sufficient copies  for  administrative filing plus two fully executed and acknowledged copies.

          (c)   Buyer  shall deliver to Seller a certified  check
for the Purchase Price.

     7.04  RECORDING FEES.  Buyer shall be responsible for filing and  recording  the  assignments received by  Buyer  at  Closing.
Seller  shall  be  responsible  for  filing  and  recording   the
assignments  received by Seller at Closing.  Each  paw  shall  be responsible for all fees related to its filing and recording.

                          ARTICLE VIII
                    OBLIGATIONS AFTER CLOSING

     8.01  OVERRIDING  ROYALTY-INTEREST  ON  ASSIGNED  INTERESTS.
Subject  to  the stated exception for the Union Pacific  Farmout,
Buyer  shall  assign  1:o Seller an overriding  royalty  interest equal  to  an  undivided  2 percent of all  oil,  gas  and  other
hydrocarbons   produced,  saved  and  sold  from  the   leasehold
interests   assigned  to  Buyer  attributable  to  the  Interests
described in Part 3 of Exhibit A.  No overriding royalty interest shall  be  assigned out of leasehold interests earned or conveyed under the terms of the Farmout and Farmout Option Agreement dated
March 1, 2000, between Union Pacific Land Resources.  Corporation and  Saurus Resources, Inc. The overriding royalty interests  due
under   this   Section  shall  be  assigned  by  the   execution,
acknowledgment  and  delivery  of assignments  as  set  forth  in
Section  7.03(b)  or comparable assignments  in  not  federal  or
Wyoming  leases.  Such assignments shall be delivered  to  Seller for  each  lease  earned  or conveyed  pursuant  to  an  interest described  in  Part 3 of Exhibit A not more than  30  days  after
Buyer  receives  an assignment of such lease.   Buyer  shall  not
assign or convey any portion of the interests described in Part 3 of  Exhibit A without making the portion so assigned or  conveyed subject to this Section by an express provision of the instrument or agreement making such assignment or conveyance.

     8.02 OVERRIDING ROYALTY ON FUTURE ACQUISITIONS.  If Buyer or
any  Affiliate of Buyer acquires any interest in an oil  and  gas lease  within  an  area  consisting of all the  townships  within
Ranges  106 through 111 West and Townships 16 through  22  North,
Sweetwater  County,  Wyoming  (the  "Contract  Area")  prior   to
December 31,2021, Buyer or Affiliate, shall upon such acquisition execute, acknowledge and deliver to Seller appropriate assignment of  an overriding royalty of an undivided 2 percent of 8/8ths  of all oil, gas and other hydrocarbons produced, saved and sold from such  lease.  If an interest so acquired as to any tract of  land is  less  than  the  entire leasehold in  such  tract,  then  the overriding royalty assigned to Seller under this Section in  such tract shall be proportionately reduced, subject to the limitation that  the  overriding royalty interest assigned to  Seller  shall never  be reduced to less than 1 percent of 8/8ths.  For purposes of  this  Section  and Section 8.03, Affiliates  of  Buyer  shall include  David R. Vletas, Saurus Resources Incorporated  and  any
entity  10  percent  or  more owned by or  controlled  by  Buyer,
David R. Vletas or Saurus Resources Incorporated.

     8.03 RIGHT OF FIRST REFUSAL.  If Buyer, or any Affiliate  of
Buyer, wishes to sell any interest in the Contract Area prior  to
December  31,  2021, Buyer or Affiliate shall  notify  Seller  in writing  of  the interests to be sold and all proposed  terms  of
sale.   Seller  shall have the right to elect  to  purchase  such
interests  on  the proposed terms; within 30 days following  such notice.  If Seller so elects, Buyer or Affiliate and Seller shall promptly  close  the purchase and sale of such interests  on  the proposed terms.  If Seller elects not to purchase such interests, or  fails  to  act  during  the 30 day notice  period,  Buyer  or
Affiliate  shall be free to sell such interests on  the  proposed terms  for six months following Seller's election not to purchase or expiration of the 30 day notice period if Seller fails to act.
If  such  sale  is  not completed within such six  month  period,
Seller  shall  be entitled to notice and right of  first  refusal under the terms of this Section prior to any sale.

     8.04  NON-COMPETE AND NON-DISCLOSURE.  Seller agrees  to  be bound by the obligations of D. Sharpe Management, Inc. under  the letter  agreement between D.  Sharpe Management, Inc. and  Saurus
Resources,  Incorporated dated July 2, 1999  and  further  agrees that  the  term  of  Seller's  obligations  thereunder  shall  be extended to July 2, 2003.

                           ARTICLE IX
                    TERMINATION OF AGREEMENT

     9.01  TERMINATION.   This  Agreement  and  the  transactions
contemplated  hereby may be terminated by Buyer if any  condition set  forth  in  Section 6.02 above shall not be satisfied  on  or before  May 15, 2001, or by Seller if any condition set forth  in
Section  6.01 above shall not be satisfied on or before  May  15,
2001.   If  the  parties mutually agree to a Closing  Date  after
May  15, 2001, the termination rights stated above shall be based on  the  Closing Date so agreed.  This Agreement shall  terminate without any further action by Seller or Buyer if the Closing  has not occurred on or before September 15, 2001.

                            ARTICLE X
                            SURVIVAL

     10.01       SURVIVAL.   Upon  closing  of  the   transaction
contemplated herein all of the provisions hereof shall  terminate
with   the   exception  of  the  provisions  of   Article   VIII,
Section  4.01(c)(1), Section 4.02(a)(1) and Section  11.02  which shall survive such closing.

                           ARTICLE XI
                          MISCELLANEOUS

     11.01       EXPENSES.   Except  as  otherwise   specifically
provided in this Agreement, all fees, costs and expenses incurred
by   Buyer  or  Seller  in  negotiating  this  Agreement  or   in
consummating  the  transactions contemplated  by  this  Agreement shall  be paid by the party incurring the same, including without limitation, legal and accounting fees, costs and expenses.

     11.02      NOTICES.  All notices and communications required
or  permitted under this Agreement shall be in writing and  shall be delivered as follows:

          If to Seller:

               Nation Energy, Inc.
               Suite 1320
               925 W. Georgia Street
               Vancouver, BC V6C 3L2
               Canada
               Attn: Donald A.  Sharpe

          With copy to:

               William D. Watson
               3324 S. Tulare Court
               Denver, CO 80231

          If to Buyer:

               VRD, Inc.
               c/o Saurus Resources, Inc.
               P.O. Box 343
               Teton Village, WY 83025
               Attention: Stephen Vletas

          With copy to:

               William H. Everett, LLC
               5420 S. Oak Street
               Casper, WY 82601-6432

All  notices  and communications shall be effective  upon  actual receipt.  Either party may, by written notice so delivered to the other,  change the address to which delivery shall thereafter  be made.

     11.03      AMENDMENT.  This Agreement may not be altered  or
amended,  nor  any  rights  hereunder be  waived,  except  by  an instrument  in  writing executed by the party or  parties  to  be charged  with such amendment or waiver.  No waiver of  any  term, provision  or  condition of this Agreement, in any  one  or  more instances,  shall be deemed to be, or construed as, a further  or continuing waiver of any such term, provision or condition or  as a  waiver  of  any  other term, provision or  condition  of  this
Agreement.

     11.04      ASSIGNMENT.  Neither Seller nor Buyer may  assign
any  portion of its rights or delegate any portion of its  duties or  obligations  under this Agreement without the  prior  written consent of the other party.

     11.05     GENERALITY OF PROVISIONS.  The specificity of  any
representation,  warranty,  covenant,  agreement   or   indemnity
included  or  provided  in this Agreement,  or  in  any  Exhibit, document,  certificate  or  other instrument  delivered  pursuant
hereto,   shall   in   no  way  limit  the  generality   of   any
representation,  warranty,  covenant,  agreement   or   indemnity
included  or  provided  in this Agreement,  or  in  any  Exhibit, document,  certificate  or  other instrument  delivered  pursuant hereto.

     11.06      HEADINGS.   The  headings  of  the  articles  and
sections  of  this Agreement are for guidance and convenience  of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

     11.07      COUNTERPARTS.  This Agreement may be executed  by
Buyer  and  Seller in any number of counterparts, each  of  which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.  This Agreement shall become operative when each party has executed at least  one counterpart of this Agreement.

     11.08      REFERENCES.  References made in  this  Agreement,
including  use  of  a pronoun, shall be deemed to  include  where applicable, masculine, feminine, singular or plural, individuals,
partnerships  or  corporations.   As  used  in  this   Agreement,
"person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

     11.09      ENTIRE AGREEMENT.  This Agreement (including  the
Exhibits hereto) constitutes the entire understanding between the parties with :respect to the subject matter hereof and supersedes all  negotiations,  prior discussions and ]prior  agreements  and
understandings   relating   to   such   subject    matter.     No
representation,    warranty,   covenant,   agreement,    promise,
inducement or statement, whether oral or written, has  been  made by  Seller or Buyer that is not set forth in this Agreement or in the  instruments referred to herein, and neither Seller nor Buyer shall  be  bound  by  or  liable for any alleged  representation, warranty,  covenant, agreement, promise, inducement or  statement not so set forth.

     11.10      PARTIES  IN  INTEREST.  This Agreement  shall  be
binding  upon,  and shall inure to the benefit  of,  the  parties hereto  and,  except  as otherwise prohibited,  their  respective successors  and  assigns.  Nothing contained in  this  Agreement, express  or implied, is intended to confer upon any other  person or entity any benefits, rights or remedies.

     Executed as of the date first above mentioned.

                              SELLER:

                              NATION ENERGY, INC.

                              By   /S/ DONALD SHARPE
                              _______________________
                              President

                              BUYER:

                              VRD, INC.

                              By   /S/  DAVID R. VLETAS
                              _______________________
                              President

                      AFFILIATE JOINDER

     In  consideration of the benefits to Buyer,  their  interest
therein   as   affiliates   of   Buyer   and   other   sufficient
consideration, the undersigned acknowledge and agree to be  bound by  and  perform the obligations of Article VIII of the foregoing
Purchase and Sale Agreement.

/S/ DAVID R.  VLETAS             SAURUS RESOURCES INCORPORATED
_________________________
David R.  Vletas

                                 By /S/ DAVID R.  VLETAS
                                 __________________________
                                 David R.  Vletas
                                 President

                            EXHIBIT A
                            INTERESTS

All of the land described in this Exhibit A is located in
Sweetwater County, Wyoming.

                             PART 1

     1.   Lease WYW-147494 covering the following described land:

T. 17N., R. 107W.
Sec. 4: NW/4, N/2SE/4, SW/4SE/4
Sec. 8: NE/4, SW/4

     2.   Lease WYW-147495 covering the following described land:

T. 17 N., R. 107 W.
Sec. 6: NW/4, SE/4

     3. Lease WYW-147496 covering the following described land:

T. 17 N., R. 107 W.
Sec. 18: Lots 6, 6, E/2NW/4, SE/4
Sec. 20: NE/4, SW/4
Sec. 30: Lots 5, 6, E/2NW/4, SE/4

     4.   Lease WY #00-00828 covering the following described
     land:

T. 17N., R. 107 W.
Sec. 16: NW/4, SE/4

     5.   Lease WYW-105482 covering the following described land:

Y. 17N., R 108 W.
Sec. 12: All
Sec. 24: NW/4, SE/4, SW/4NE/4

                             PART 2

     1.   Lease WYW-151288 covering the following described land:

T. 16N., R. 108 W.
Sec. 12: All

from the surface to the base of the Green River Formation only.

     2.   Lease WYW-151348 covering the following described land:

T. 16N., R. 111W.
Sec. 2: Lots 5-8, S/2N/2, S/2
Sec. 10: All

from the surface to the base of the Green River Formation only.

     3.   Lease WYW-151349 covering the following described land:

T. 16N., R. 111 W.
Sec. 14: All
Sec. 24: All

from the surface to the base of the Green River Formation only.

     4.   Lease WYW-147494 covering the following described land:

T. 17N., R. 107 W.
Sec. 10: SW/4
Sec. 12: NW/4, SE/4

from the surface to the base of the Green River Formation only.

     5.   Lease WYW-147497 covering the following described land:

T. 18 N., R. 107 W.
Sec. 32: N E/4, SW/4

from the surface to the base of the Green River Formation only.

     6.   Lease WYW-151289 covering the following described land:

T. 18 N., R. 108 W.
Sec. 12: S/2, NE/4NE/4, NW/4NE/4, NW/4, S/2NE/4 (excl. 25.71 acres in RR R/W WYW-0294435)
Sec. 14: All

from the surface to the base of the Green River Formation only.

     7.   Lease WY #00-00830 covering the following described
     land:

T. 18 N., R. 108 W.
Sec. 36: NE/4, SW/4

     8.   Lease WYW-151290 covering the following land:

T. 19N., R. 108 W.
Sec. 30: E/2, E/2NW/4

from the surface to the base of the Green River Formation only.

     9.   Lease WY #99-0023 covering the following land:

T. 19N., R. 108 W.
Sec. 16: All

     10.  Lease WY #99-0024 covering the following land:

T. 19N., R. 108 W.
Sec. 36: All

     11.  Lease WY #99-00766 covering the following land:

T. 19N., R. 108 W.
Sec. 8: Lots 1-4, NW/4NE/4, S/2N/2

from the surface to the base of the Green River Formation only.

     12.  Lease WYW-103501 covering the following land:

T. 19N., R. 110 W.
Sec. 4: Lots 1, 2, S/2NE/4, S E/4

from the surface to the base of the Green River Formation only.

     13.  Lease WYW-72835 covering the following land:

T. 19N., R. 110W.
Sec. 6: Lots 1, 2, 3, 4, 5, 6, 7, S/2NE/4, SE/4NW/4
Sec. 8: All
Sec. 18: NE/4
Sec. 22: NE/4, NE/4NW/4, S/2NW/4, S/2

from the surface to the base of the Green River Formation only.

     14.  Lease WYW-92706 covering the following land:

T. 19 N., R. 110 W.
Sec. 18: Lots 1, 2, E/2NW/4
Sec. 28: All
Sec. 30: Lots 1, 2, 3, 4, E/2W/2

from the surface to the base of the Green River Formation only.

     15.  Lease WYW-149082 covering the following described land:

T. 19N., R. 110 W.
Sec. 10: NE/4, N/2S/2

from the surface to the base of the Green River Formation only.

     16.  Lease WYW-150058 covering the following described land:

T. 20 N., R. 108 W.
Sec. 8: NE/4, E/2SE/4

from the surface to the base of the Green River Formation only.

     17.  Lease WYW-l 51292 covering the following described
     land:

T. 21N., R. 108 W.
Sec. 4: Lots 5-8, S/2N/2, S/2
Sec. 10: All

from the surface to the base of the Green River Formation only.

     18.  Lease WYW-151293 covering the following described land:

T. 21 N., R. 108 W.
Sec. 12: All

from the surface to the base of the Green River Formation only.

     19.  Lease WY #99-00621 covering the following described
     land:

T. 21N., R. 108 W.
Sec. 36: All

from the surface to the base of the Green River Formation only.

     20.  Lease WYW-I 51328 covering the following described
     land:

T. 14N., R. 110 W.
Sec. 6: Lots 8-14, S1/2NE1/4, SE1/4NW1/4, E1/2SW1/4, SE1/4
Sec. 7: Lots 5-8, E 1/2, E 1/2W 1/2

     21.  Lease WYW-151339 covering the following described land:

T. 14N., R. 111W.
Sec. 1 : Lots 5 8, S1/2N1/2, S1/2
Sec. 12: All

     22.  Lease WYW-154341 covering the following described land:

T. 14N., R. 111 W.
Sec. 10: All
Sec. 11: All

     23.  Lease WY #00-611 covering the following described land:

T. 14N., R. 111 W.
Sec. 16: All

                             PART 3

      1.    VASTAR FARMOUT. An undivided 50 percent of the rights
of  Farmee  under  the Farmout Agreement dated  April  17,  2000, between Vastar Resources, Inc. and Barlow & Haun, Inc.

     2.   ANSCHUTZ FARMOUT. An undivided 50 percent of the rights
of  Operator under the Farmout Contract dated October  20,  2000, between Barlow & Haun, Inc. and Anschutz Western Corporation.

                            EXHIBIT B
                   OPINION OF BUYER'S COUNSEL

Nation Energy, Inc.
Suite 1320, 925 W. Georgia Street
Vancouver, BC V6C 3L2

Gentlemen:

     We  are  counsel  to  VRD. Inc., a Texas  corporation,  (the
"Company")  and  have  examined  executed  counterparts  of   the
Purchase  and  Sale  Agreement, dated _____________,  2001,  (the
"Agreement"),  between Nation Energy, Inc. and  the  Company.  We have  also  examined  the charter, bylaws,  and  other  corporate documents  of the Company and have made such other investigations as  we  deem  appropriate  or advisable  to  render  the  opinion expressed herein.

     Based upon the foregoing and subject to the limitations  set forth  herein and having regard for such legal considerations  as we deem relevant, we are of the following opinion:

     1.    The  Company is a corporation duly organized,  validly
existing  and  in good standing under the laws of  the  State  of
Texas, and the Company is duly qualified to carry on its business in the State of Wyoming.

     2.    The  Company has all requisite power and authority  to
carry  on its business as presently conducted, to enter into  the
Agreement and to perform its obligations under the Agreement.

     3.    The transactions contemplated by the Agreement do  not
violate  and  are  not  in conflict with  any  provision  of  the
Company's  charter,  bylaws or governing  documents  or,  to  our knowledge, any agreement or instrument to which the Company is  a party  or is bound or any judgment, decree, order, statute,  rule or regulation applicable to the Company.

     4.     The  execution,  delivery  and  performance  of   the
Agreement  and  the transactions contemplated thereby  have  been duly  and  validly authorized by all requisite action,  corporate and otherwise, on the part of the Company.

     5.    The  Agreement has been duly executed by the  Company.
Assuming  due execution of the Agreement by Nation Energy,  Inc., the  Agreement constitutes a legal, valid and binding  obligation of the Company enforceable in accordance with its terms, subject,
however,    to    the   effects   of   bankruptcy,    insolvency,
reorganization, moratorium and similar laws from time to time  in effect, as well as to general principles of equity (regardless of whether  such  enforceability is considered in  a  proceeding  in equity or at law).

                              Very truly yours,

                            EXHIBIT C
                   OPINION OF SELLER'S COUNSEL

VRD, Inc.
P.O. Box 469
Abilene, Texas 79604

Gentlemen:

     We   are   counsel  to  Nation  Energy,  Inc.,  a   Delaware
Corporation,   (the   "Company")  and  have   examined   executed
counterparts   of   the   Purchase  and  Sale   Agreement   dated
____________, 2001, (the "Agreement") between VRD, Inc.  and  the
Company.  We  have also examined the charter, bylaws,  and  other corporate  documents  of the Company and  have  made  such  other investigations as we deem appropriate, or advisable to render the opinion expressed herein.

     Based upon the foregoing and subject to the limitations  set forth  herein and having regard for such legal considerations  as we deem relevant, we are of the following opinion:

     1.    The  Company is a corporation duly organized,  validly
existing  and  in good standing under the laws of  the  State  of
Delaware,  and  the Company is duly qualified  to  carry  on  its business in the State of Wyoming.

     2.    The  Company has all requisite power and authority  to
carry  on its business as presently conducted, to enter into  the
Agreement and to perform its obligations under the Agreement.

     3.    The transactions contemplated by the ,Agreement do not
violate  and  are  not  in conflict with  any  provision  of  the
Company's  charter,  bylaws or governing  documents  or,  to  our knowledge, any agreement or instrument to which the Company is  a party  or is bound or any judgment, decree, order, statute,  rule or regulation applicable to the Company.

     4.     The  execution,  delivery  and  performance  of   the
Agreement  and  the transactions contemplated thereby  have  been duly  and  validly authorized by all requisite action,  corporate and otherwise, on the part of the Company.

     5.    The  Agreement has been duly executed by the  Company.
Assuming  due  execution  of  the Agreement  by  VRD,  Inc.,  the
Agreement  constitutes a legal, valid and binding  obligation  of the  Company  enforceable in accordance with its terms,  subject,
however,    to    the   effects   of   bankruptcy,    insolvency,
reorganization, moratorium and similar laws from time to time  in effect, as well as to general principles of equity (regardless of whether  such  enforceability is considered in  a  proceeding  in equity or at law).

                              Very truly yours,

                            EXHIBIT D
               ASSIGNMENT OF, BENEFICIAL OWNERSHIP
                       AND CONTRACT RIGHTS

     This  Assignment of Beneficial Ownership and Contract Rights
(this  "Assignment"), dated ______________, 2001, is from  Nation
Energy,  Inc., a Delaware corporation ("Assignor"),  Suite  1320,
925  W.  Georgia Street, Vancouver, BC V6C 3L2, Canada,  to  VRD,
Inc.,  a  Texas  corporation ("Assignee"), c/o Saurus  Resources,
Inc., P.O. Box 373, Teton Village, Wyoming 80325.

     For  $10.00  and other good and valuable consideration,  the receipt  and  sufficiency  of which are  hereby  acknowledged  by
Assignor,  Assignor  hereby transfers, grants,  bargains,  sells, conveys,  assigns and quitclaims to Assignee, and its  successors and  assigns, the following (all of which are herein  called  the
"Interests"):

     1.    All  right, title and interest of Assignor in,  to  or
under  the  interests described in Parts 1 and  2  of  Exhibit  A attached hereto and made a part hereof, together with all  right, title  and interest of Assignor in and to all property and rights incident or appurtenant thereto.

     2.   All right, title and interest of Assignor in and to all
of  the  personal property, fixtures and improvements appurtenant to the interests described in paragraph 1.

     3.   The contract rights described in Part 3 of Exhibit A.

     To  have  and  to hold the Interests unto Assignee  and  its successors and assigns forever.

     This Assignment shall bind Assignor and inure to the benefit of Assignee, and their respective successors and assigns.

     Executed as of ____________, 2001.

                                   NATION ENERGY, INC.

                                   By_____________________
                                      President
ATTEST:

By:_______________________
         Secretary

(SEAL)

[Appropriate Acknowledgment]

Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

Attachment B

PRO FORMA FINANCIAL DATA

The following unaudited pro forma statements of operations for the nine months ended December 31, 2000 and the year ended March 31, 2000 reflect the historical accounts of the Company for that period, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred at the beginning of each period presented.

Nation Energy and Saurus Resources, Inc. are parties to a Joint Operating Agreement dated December 1, 1999, under which they have agreed to jointly develop their respective interests in land within Sweetwater County, Wyoming, including the interests proposed to be sold by Nation Energy to VRD, as well oil and gas leases held by Saurus Resources in the same vicinity.  Nation Energy has evaluated the results of the drilling and completion programs undertaken under this venture to date. After reviewing these results, Nation Energy has decided to sell its working interest and right to participate in the venture in exchange for a cash payment and a royalty on all future production by the operator and its affiliates in the Sweetwater County area.

The following unaudited pro forma balance sheet as of December 31, 2000 reflects the historical accounts of the Company as of that date adjusted to give pro forma effect to the proposed Sale as if the transaction had occurred as of December 31, 2000.

The pro forma financial data and accompanying notes should be read in conjunction with the description of the Purchase and Sale Agreement contained in this Proxy Statement, the Financial Statements and related notes included in Company's 2000 Annual Report on Form 10-KSB, previously filed with the Securities and Exchange Commission and Form 10-QSB, as amended, for the quarter ended December 31, 2000, copies of which are attached hereto, respectively, as Attachment C and Attachment D. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data. The pro formal financial data is provided for informational purposes only and should not be construed to be indicative of the Company's financial condition or results of operations had the Proposed Sale been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.

Nation Energy, Inc.
Proforma Statement of Operations
(Unaudited)
			Pro Forma
	For the		For the
	Year Ended	Pro Forma	Year Ended
	March 31, 2000	Adjustments	March 31, 2000

Revenue:	$ -	$ -	$ -

Costs and expenses:
General, selling and administrative	50,808	-	50,808

Total costs and expenses	50,808	-	50,808

Net (loss)	$ (50,808)	$ -	$ (50,808)

Per share information:

Weighted average number of common
shares outstanding - basic and diluted	7,161,803		7,161,803

Net (loss) per common share - basic and diluted	$ (0.01)		$ (0.01)

Nation Energy, Inc.
Notes to Unaudited Proforma Financial Statements
March 31, 2000

Following is a narrative description of the proforma adjustments as of March 31, 2000:

  Income Statement
  The sale of the unproved oil and gas properties would have no effect on the income statement since the cash received is equal to the book value of assets sold.

Nation Energy, Inc.
Proforma Balance Sheet
December 31, 2000
(Unaudited)

			Pro Forma
	December 31,	Pro Forma	December 31,
	2000	Adjustments	2000

ASSETS

Current assets:
Cash	$ 2,310,609	$ 2,169,353	$ 4,479,962
Prepaid expenses	4,375	-	4,375

	2,314,984	2,169,353	4,484,337

Unproved oil and gas properties - full cost method	2,201,678	(2,201,678)	-

Total assets	$ 4,516,662	$ (32,325)	$ 4,484,337

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$ 33,125	$ (32,325)	$ 800

Stockholders' equity:
Common stock, $.001 par value; 50,000,000
shares authorized; 7,170,000 shares issued
and outstanding	7,170	-	7,170
Additional paid-in capital	742,230	-	742,230
Common stock subscriptions	3,850,000	-	3,850,000
Accumulated deficit	(115,863)	-	(115,863)

Total stockholders' equity	4,483,537	-	4,483,537

Total liabilities and stockholders' equity	$ 4,516,662	$ (32,325)	$ 4,484,337

Nation Energy, Inc.
Proforma Statements of Operations
(Unaudited)

			Pro Forma
	For the Nine		For the Nine
	Months Ended	Pro Forma	Months Ended
	December 31, 2000	Adjustments	December 31, 2000

Revenue:	$ -	$ -	$ -

Costs and expenses:
General, selling and administrative	43,119	-	43,119

Total costs and expenses	43,119	-	43,119

Net (loss)	$ (43,119)	$ -	$ (43,119)

Per share information:

Weighted average number of common
shares outstanding - basic and diluted	7,170,000		7,170,000

Net (loss) per common share - basic and diluted	$ (0.01)		$ (0.01)

Nation Energy, Inc.
Notes to Unaudited Proforma Financial Statements
December 31, 2000

Following is a narrative description of the proforma adjustments as of December 31, 2000:

  Balance Sheet
  The sale of the unproved oil and gas properties would result in net cash proceeds of $2,169,353. An outstanding liability due to the Company's of $32,325 would be cancelled as a result of the proposed sale.

  Income Statement
  The sale of the unproved oil and gas properties would have no effect on the income statement since the cash received is equal to the book value of assets sold.

Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

Attachment C

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

(Mark One)

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934

                                      For the fiscal year ended:  March 31, 2000

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934

                                                 Commission file number: 0-30193

                               NATION ENERGY, INC.
--------------------------------------------------------------------------------
                 (Name of Small Business Issuer in its Charter)

                Delaware                              59-2887569
     -------------------------------      ------------------------------------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

 Suite 1100 - 609 West Hastings Street
       Vancouver BC Canada V6B 4W4                        N/A
----------------------------------------  ------------------------------------
(Address of principal executive offices)               (Zip Code)

Issuer's telephone number: (800) 400-3969

Securities registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered

                N/A                                        N/A
         -------------------                 -------------------------------

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share
--------------------------------------------------------------------------------
                                (Title of Class)

Check whether the registrant (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities exchange Act of 1934 during the preceding
12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past
90 days. Yes [X] No [ ]
                                       1

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

The issuer had no revenues for the fiscal year ended March 31, 2000.

The aggregate market value of the common stock held by non-affiliates of the registrant at July 10, 2000, was approximately $9,407,040 based on the closing price for the common stock on the OTC Bulletin Board. At June 19, 2000,
7,170,000 shares of registrant's common stock were outstanding.

Transitional Small Business Disclosure Format (check one): Yes [ ]   No  [X]

This Form 10-KSB contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. These statements include statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and we believe had a reasonable basis when expressed, but there can be no assurance that these expectations will be achieved or accomplished. Sentences in this document containing verbs such as "plan,"
"intend," "anticipate," "target," "estimate," "expect," etc., and/or future-tense or conditional constructions ("will," "may," "could," "should,"
etc.) constitute forward-looking statements that involve risks and uncertainties. Items contemplating, or making assumptions about, actual or potential future sales, market size, collaborations, trends or operating results also constitute such forward-looking statements. These statements are only predictions and actual results could differ materially. Certain factors that might cause such a difference are discussed throughout this Form 10-KSB including the section entitled "Risk Factors" on of this document. Any forward-looking statement speaks only as of the date we made the statement, and we do not undertake to update the disclosures contained in this document or reflect events or circumstances that occur subsequently or the occurrence of unanticipated events.

                                       2

                               NATION ENERGY, INC.

                                   FORM 10-KSB

                                TABLE OF CONTENTS

PART I

PART II

Item 8.   Changes in and Disagreements With Accountants on Accounting and
            Financial Disclosure .............................................32

PART III
Item 9.   Directors, Executive Officers, Promoters and Control Persons;

PART I

ITEM 1. DESCRIPTION OF BUSINESS

THE COMPANY

        Nation Energy, Inc. (the "Company") is a development stage company. It was formed under the laws of the state of Florida on April 19, 1988 under the name Excalibur Contracting, Inc. and from that date until September 1998 it conducted no business and existed as a shell corporation. After the reinstatement of the Company's Articles of incorporation on September 16, 1998, the Company's main focus has been the procurement of mineral leasehold interests, primarily oil and gas exploitation rights. The Company reincorporated as a Delaware corporation on February 2, 2000 and changed its name to Nation
Energy, Inc. on February 15, 2000. Pursuant to its recent focus, the Company has commenced corporate strategic development whereby the Company has been negotiating regarding potential oil and gas projects. Though the Company has reviewed its potential participation in several oil and gas projects in the
Rocky Mountain region it has entered into only one agreement as of this date for the exploration of properties and has purchased two leases totaling 560 acres in connection with that project. No assurance can be given that the Company will be successful in its negotiations and will in fact participate in exploration for hydrocarbons in this region or others or that such exploration activities will be successful.

SELECTION OF TARGET AREAS FOR ACQUISITION

        The Company's proposed plans call for it to consider several factors in choosing a region for acquisition of oil and gas leases. The Company considers those regions in which its industry contacts have the most experience in order to benefit from such experience. The Company will determine which leases it is interested in exploring based upon the analysis of technical and production data, financial analysis based on such production analysis, on site verification of well equipment and production capability, and verification of ownership of leasehold rights.

GEOLOGICAL AND GEOPHYSICAL TECHNIQUES

        The Company may employ detailed geological interpretation combined with advanced seismic exploration techniques to identify potential ventures.
Geological interpretation is based upon data recovered from existing oil and gas wells in an area and other sources. Such information is either purchased from the company that drilled the wells or becomes public knowledge through state agencies after a period of years. Through analysis of rock types, fossils and the electrical and chemical characteristics of rocks from existing wells, the
Company can construct a picture of rock layers in the area. Further, the Company will have access to the logs from the existing operating wells which will allow the Company to extrapolate a decline curve and make an estimation of the number of recoverable barrels of oil or cubic feet of gas existing beneath a particular lease. The Company has not purchased, leased, or entered into any agreements to purchase or lease any of the equipment necessary to conduct the geological or geophysical testing referred to herein and will only to do so, upon the successful completion of this Offering.

MARKET FOR OIL PRODUCTION

        The market for oil and gas production is regulated by federal, state and foreign governments. The overall market is mature and with the exception of gas, all producers in a producing region will receive the same price. The major oil companies will purchase all crude oil offered for sale at posted field prices.
There are price adjustments for deviations from the quality standards established by the purchaser. Oil

                                       4

sales are normally contracted with a "gatherer" which is a third-party who contracts to pick-up the oil at the well site. In some instances there may be deductions for transportation from the wellhead to the sales point. The majority of crude oil purchasers do not at this time charge transportation fees, unless the well is outside their service area. The oil gatherer will usually handle disbursements of sales revenue to both the owners of the well (a "working interest owner") as well as payments to persons entitled to royalties as a result of such sales ("royalty owners"). The Company typically will be a working interest owner in the projects that it undertakes or in which it invests. By being a working interest owner, the Company is responsible for the payment of its proportionate share of the operating expenses of the well. Royalty owners receive a percentage of gross oil production for the particular lease and are not obligated in any manner whatsoever to pay for the cost of operating the lease. Therefore, the Company, in most instances, will be paying the expenses for the oil and gas revenues paid to the royalty owners.

MARKET FOR GAS PRODUCTION

        In contrast to sales of oil, the gas purchaser will pay the well operator 100% of the sales proceeds monthly for the previous month's sales. The operator is responsible for all checks and distributions to the working interest and royalty owners. There is no standard price for gas. Prices will fluctuate with the seasons and the general market conditions. It is the Company's intention to utilize this market whenever possible in order to maximize revenues. The Company does not anticipate any significant change in the manner its gas production would be purchased, however, no assurance can be given that such changes will not occur in the future.

INITIAL FOCUS

        The initial principal activity for the Company will be the securing of oil and gas exploration contracts and joint ventures in the Greater Trona Area,
Wyoming. On August 11, 1999, the Company signed a letter of intent with Saurus
Resources Inc., giving the Company the option to enter into a joint venture with
Saurus under which the Company may acquire up to 50% of the profits resulting from oil and gas development by the venture in the Greater Trona Area prospect, located in southwest Wyoming. Saurus currently has an interest in 11,960 acres and is negotiating to acquire an interest in an additional 10,155 acres in the
Greater Trona Area prospect. Under the terms of the letter, the Company paid for a study reporting on the economic and geologic merits of the Trona venture and had until September 15, 1999, to enter into a joint venture with Saurus. On
October 1, 1999, the Company elected to proceed with the joint venture, and to date has advanced to Saurus payments totaling approximately $638,000.

        Under the arrangement with Saurus, Saurus and the Company will each pay
50% of the costs of obtaining the necessary rights and drilling exploratory wells in the Greater Trona prospect. The Company expects to spend $525,000 on drilling and completing approximately 10 wells to a minimum depth of 1,200 feet.
If the cost of drilling and completing these wells is less than $525,000, the
Company will spend the difference on preparing the wells for production and connecting the wells to a sales line. After spending the $525,000, the Company will be deemed to have the right to 50% of the profits of the Greater Trona Area joint venture.

        On June 2, 2000 Saurus commenced drilling the first of the wells to be drilled under the agreement. As of June 21, 2000 Saurus had drilled the first three wells of the initial ten well program. The Company and Saurus will evaluate the results of the initial ten well drilling program before making a decision to proceed further with the Trona project.

        If additional lands become available for purchase and the Company is successful in leasing such additional lands, Saurus shall have the option to defer its 50% share of the cost of the first 100,000 acres

                                       5
of such additional land that the Company may purchase. Saurus will have this option for a period of six months from the date of the completion of the last of the ten initial wells discussed above.

        The Greater Trona Area has a mature market for oil and gas production.
The area is serviced by numerous pipelines, providing the Company with access to a number of potential buyers. The Company will be responsible for moving its oil and gas production to the sales point. In the case of gas production, the sales point will be at a pipeline interconnect. In the case of oil production, the
Company will have the option to sell at the wellhead or to elect to build a tie-in pipeline. Because the areas in which the Company anticipates conducting its oil and gas exploration have a good infrastructure of both oil and gas pipelines, the distance to tie in, and therefore the cost, is expected to be minimal.

        At this time the Company has not yet identified any additional lands for purchase.

RELIANCE ON MANAGEMENT

        Investors will have to rely upon the judgment and ability of the
Company's management with regard to finding partners to spread the risk of the projects in which it engages, acquiring additional funding, and applying the
Company's limited resources if and when the Company is able to participate in the Greater Trona Area project and other projects in which the company may choose to participate. Since the nature and extent of the Company's participation in the Greater Trona Area project and other projects, as well as any other ventures in which the Company may engage, is subject to many uncertainties, investors must have a high level of confidence in the judgment and ability of the management of the Company to make decisions on behalf of the
Company pursuant to the circumstances surrounding such projects. Any investors that are not comfortable with these risks and the uncertainties of the Company's potential participation in the Greater Trona Area project, and other projects, or any investor relying upon the fact that the Company will participate in the
Greater Trona Area project and not have to possibly search for other prospects should not invest. Further, no assurance can be given that even if the Company participates in this project that the test well or any other wells drilled will be capable of producing oil and/or gas in commercial quantities or that the venture will be successful.

POSSIBLE DRILL RIG OPERATION

        Management is of the opinion that one of the ways to enhance the
Company's position in the development of oil and gas may be the purchase and operation of drilling rigs. Though no assurances can be given that the Company will purchase drilling rigs and enter into the drilling business nor that the
Company will be successful in such an enterprise, the Company is currently investigating the purchase of used drilling rigs.

        The Company would have the option to enter into different types of drilling contracts with operators, each with varying degrees of risk and reward.
There are three basic types of contract used in the oil and gas industry:
"daywork," "footage," and "turnkey". Pursuant to a daywork contract the rig and necessary personnel are contracted out at a fixed day rate. Most risks and delays to drilling are born by the entity hiring the rig. In footage contracts wells are drilled on a dollars per foot basis to a designated depth. These contracts are more expensive because part of the burdens for delays and the risk of drilling are born by the drilling contractor and part by the entity hiring the rig. A turnkey contract is a well drilled by the contractor for a fixed price. This type of contract bears the greatest risk for the drilling contractor, but this risk is usually reflected in the contract with a substantial increase in service costs or through a substantial participation by the drilling contractor in the well if it is successful. If and when the Company purchases drilling rigs, management will decide on a deal by deal basis after evaluation of the particular risks and circumstances which type of drilling contract, in its sole discretion, will best serve the interests of the Company.
                                       6
COMPETITION

        The oil and gas industry is highly competitive. Competition for prospects and producing properties is intense. The Company will be competing with a number of other potential purchasers of prospects and producing properties, most of which will have greater financial resources than the
Company. The bidding for prospects has become particularly intense with different bidders evaluating potential acquisitions with different product pricing parameters and other criteria that result in widely divergent bid prices. The presence in the market of bidders willing to pay prices higher than are supported by the Company's evaluation criteria could further limit the ability of the Company to acquire prospects and low or uncertain prices for properties can cause potential sellers to withhold or withdraw properties from the market. In this environment, there can be no assurance that there will be a sufficient number of suitable prospects available for acquisition by the Company or that the Company will be able to obtain financing for or participants to join in the development of prospects. The Company's competitors and potential competitors include major oil companies and independent producers of varying sizes. Most of the Company's competitors have greater financial, personnel and other resources than the Company and therefore have greater leverage to use in acquiring prospects, hiring personnel and marketing oil and gas. A high degree of competition in these areas is expected to continue indefinitely.

GOVERNMENTAL REGULATION

        The production and sale of oil and gas is subject to regulation by state, federal, local authorities, and foreign governments. In most areas there are statutory provisions regulating the production of oil and natural gas under which administrative agencies may set allowable rates of production and promulgate rules in connection with the operation and production of such wells, ascertain and determine the reasonable market demand of oil and gas, and adjust allowable rates with respect thereto.

        The sale of liquid hydrocarbons was subject to federal regulation under the Energy Policy and Conservation Act of 1975 that amended various acts, including the Emergency Petroleum Allocation Act of 1973. These regulations and controls included mandatory restrictions upon the prices at which most domestic crude oil and various petroleum products could be sold. All price controls and restrictions on the sale of crude oil at the wellhead have been withdrawn. It is possible, however, that such controls may be reimposed in the future but when, if ever, such reimposition might occur and the effect thereof on the Company cannot be predicted.

        Approvals to conduct oil and gas exploration and production operations are required from various governmental agencies. There is no assurance when and if such approvals will be granted.

EMPLOYEES

        The Company currently has no employees other than its officers and directors. None of the officers and directors are employed by the Company on a full-time basis. Management of the Company expects to hire additional employees as needed. Management currently estimates that the Company will not hire any employees in the next twelve months.

ENVIRONMENTAL LAWS

        The Company intends to conduct its operations in compliance with all applicable environmental laws. The cost of such compliance will be factored in to the estimated costs of drilling and production. The effects of applicable environmental laws are to add to the cost of operations in the Trona region and to add to the time it takes to bring a project to fruition. The Company has considered these factors in its

                                       7

decision to proceed with the Trona joint venture and will consider these factors when it evaluates future exploration and development projects.

ITEM 2. DESCRIPTION OF PROPERTY

PRINCIPAL PROPERTY

        The principal real estate utilized by the Company is located in the
Greater Trona Area (which lies in Sweetwater County, Wyoming). On August 11,
1999, the Company signed a letter of intent with Saurus Resources Inc., giving the Company the option to enter into a joint venture with Saurus under which the
Company may acquire up to 50% of the profits resulting from oil and gas development by the venture in the Greater Trona Area prospect, located in southwest Wyoming. Saurus currently has an interest in 11,960 acres and is negotiating to acquire an interest in an additional 10,155 acres in the Greater
Trona Area prospect. Under the terms of the letter, the Company paid for a study reporting on the economic and geologic merits of the Trona venture and had until
September 15, 1999, to enter into a joint venture with Saurus. On October 1,
1999, the Company elected to proceed with the joint venture and the Company and
Saurus Resources, Inc. entered into a definitive Joint Operating Agreement on
December 1, 1999. Under their agreement, the Company and Saurus agree to jointly develop their respective interests in land within the Greater Trona area. The
Company has advanced a total of approximately $638,000 under its agreement with
Saurus.

        Under the agreement with Saurus, Saurus and the Company will each pay
50% of the costs of obtaining the necessary rights and drilling exploratory wells in the Greater Trona prospect. The Company expects to spend $525,000 on drilling and completing approximately 10 wells to a minimum depth of 1,200 feet.
If the cost of drilling and completing these wells is less than $525,000, the
Company will spend the difference on preparing the wells for production and connecting the wells to a sales line. The Company cannot assess the likelihood that such costs will fall below $525,000. After spending the $525,000, the
Company will be deemed to have the right to 50% of the profits of the Greater
Trona Area joint venture. The agreement terminates only upon the event that
Saurus or the Company lose their respective rights to develop within the Greater
Trona Area.

        The Company has entered into an arrangement to lease from the State of
Wyoming oil and gas rights to 320 acres located in the Greater Trona Area. This lease has a five year term beginning December 8, 1999 and under the terms of the lease one-sixth of the royalties earned by the Company for development on the leased lands are payable to the state of Wyoming. The Company has entered into an arrangement to lease from the United States Department of the Interior,
Bureau of Land Management, oil and gas rights to 240 acres located in the
Greater Trona Area. This lease has a ten year term beginning February 1, 2000 and under the terms of the lease one-eighth of the royalties earned by the
Company for development on the leased lands are payable to the United States.
The Company has not received from either the State of Wyoming or the Department of Interior the final forms of the definitive agreements representing such leases.

        If additional lands become available for purchase and the Company is successful in leasing such additional lands, Saurus shall have the option to defer its 50% share of the cost of the first 100,000 acres of such additional land that the Company may purchase. Saurus will have this option for a period of six months from the date of the completion of the last of the ten initial wells discussed above. At this time the Company has not identified any additional lands for purchase.

        The Company does not plan to make any investments in real estate mortgages, in securities of persons primarily engaged in real estate activities or, except as described above, in real estate or interests in real estate. The only other real property utilized by the Company is the office space located at
Suite
                                       8

1100 - 609 West Hastings Street, Vancouver BC Canada V6B 4W4, which is used without charge by the Company under an oral arrangement with the lessor of the property, Caravel Management Corp. Should this oral arrangement be terminated, the Company would be required lease office space, however the Company does not believe this is likely to happen, and should the Company be required to lease office space, any cost associated with such lease would not be material to the
Company.

        The Company has no real estate interests carried on its books as assets.
The Company has no proved oil or gas reserves. The Company as yet has no oil production, productive wells or acreage and no delivery commitments. On June 2,
2000 the operator of the Trona project, Saurus Resources Inc., commenced drilling on the Trona project. As of June 21, 2000 three wells of the initial ten well program had been drilled and were awaiting evaluation.

ITEM 3. LEGAL PROCEEDINGS

    None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On January 14, 2000, the Company held its annual meeting of shareholders. At the January 14, 2000 annual meeting, Donald A. Sharpe, John R.
Hislop and Darrell Brookstein were elected as directors of the Company.
Subsequent to the annual meeting, Darrell Brookstein resigned as a director for personal reasons. The Company has no other directors.

        The matters voted upon in the January 14, 2000 annual meeting and the number of votes cast for and against, as well as the number of broker non-votes and abstentions, were as follows:

               (i) The following nominees were elected to serve on the board of directors of the Company until the Company's next annual meeting of shareholders or until their successors are elected and qualified, and each received 5,831,000 votes, which represented approximately 81% of the shares outstanding. Each nominee received the number of votes set opposite their respective name:

                                            Against or
                             For             withheld            Abstain       Broker non-votes
                          ---------         ----------           -------       ----------------

Donald A. Sharpe          5,831,000              0                  0                  0
John R. Hislop            5,831,000              0                  0                  0
Darrell Brookstein        5,831,000              0                  0                  0

               (ii) A proposal to ratify the Articles of Amendment to the
Articles of Incorporation of the Company that were approved by written consent of a majority of shareholders and filed with the Florida Secretary of State on
September 16, 1998 was approved by the shareholders of the Company with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        The September 16, 1998 amendments to the Company's Articles of
Incorporation provided for the following changes: (1) the outstanding Common
Stock of the Company was split 1,000 for one (i.e. following the effectiveness of the Amendments, each share of Common Stock of the Company became 1,000 shares of Common Stock of the Company); (2) the authorized capital of the Company was increased from 1,000 shares of Common Stock, par value $1.00 per share, to
50,000,000 shares of Common Stock, $0.001 par value per share; (3) the address of Company's principal place of business

                                       9

within Florida was updated; (4) it was provided that the number of directors of the company shall be established by the Bylaws of the company but shall not be less than one; (5) it was provided that the shareholders of the Company shall not have any preemptive rights except as established in the Articles of
Incorporation or by resolution of the Board of Directors (generally speaking, a preemptive right is a right of first refusal to acquire shares issued by the
Company); (6) it was provided that the Bylaws of the Company may only be adopted, modified or repealed upon a vote of the shareholders of the Company holding a majority of the shares entitled to vote thereon; (7) the Board of
Directors was authorized to make reasonable rules to determine the time, place and conditions under which the books and records of the Company will be subject to inspection by its shareholders; (8) it was provided that any provisions relating to a "control share acquisition" under the Florida Business Corporation
Act shall not apply to the Company (the "control share acquisition" provisions provide that, unless the articles of incorporation of a company provide otherwise, the voting rights of shares which following their acquisition would give the holder thereof voting power in excess of certain stated percentage limits will be limited to only such voting rights as shall be approved by the shareholders of such company); (9) it was provided that the holders of one-third of the voting shares of the Company shall constitute a quorum for purposes of shareholders' meetings; (10) it was provided that actions by shareholders of the
Company shall require a vote of 50.01% to be effective; (11) the liability of directors and officers of the Company was limited to the fullest extent permitted by law and the Company was authorized to undertake, either in its
Bylaws or by action of its shareholders or Board of Directors, to indemnify its directors and officers against any contingency or peril determined to be in the best interest of the Company and to procure insurance to cover such indemnity;
and (12) no contract or transaction of the Company shall be affected by the fact that an officer or director of the Company has an interest in such contract or transaction. The September 16, 1998 amendments were at that time approved by written consent of Roy Meadows, who at the time of such consent was the beneficial owner of Common Stock representing 97.5% of the capital stock of the
Company.

               (iii) A proposal to reincorporate the Company under the laws of the State of Delaware by means of a merger of the Company with and into a newly formed wholly-owned subsidiary incorporated in the State of Delaware was approved by the shareholders with following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        Following its approval by the shareholders, the reincorporation in
Delaware was effected on February 10, 2000. In connection with and by operation of the reincorporation, the Company was authorized to issue preferred stock, par value $.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights as well as such redemption or sinking fund provisions and the qualifications, limitations and restrictions with respect thereto of such preferred stock as they may determine from time to time. Under the proposal approved by the Shareholders, the number of shares of preferred stock available for issuance is 5,000,000 shares. The reincorporation in Delaware did not result in any change in the business, management, assets, liabilities or net worth of the Company.

        The reincorporation in Delaware was undertaken to allow the Company to take advantage of certain provisions of the corporate laws of Delaware and to authorize the Company to issue preferred stock. The Board of Directors of the
Company believes that the reincorporation has provided and will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws

                                       10

which are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies, thereby providing greater predictability with respect to corporate legal affairs.

               (iv) A proposal to adopt the Company's 1999 Stock Option and
Incentive Plan was approved by the shareholders with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        On May 6, 1999, the Board of Directors of the Company adopted the
Company's 1999 Stock Option and Incentive Plan, subject to shareholder approval, which approval was obtained at the January 14, 2000 meeting of shareholders. The
Board of Directors previously found that stock options are desirable (1) as an effective incentive for participating key employees, consultants and Directors to use their judgment, initiative and efforts to ensure the successful conduct of the Company's business, (2) to further align the interests of such employees, consultants and Directors with those of the Company's shareholders by providing an opportunity to increase their stock ownership, and (3) to encourage such employees, consultants and Directors to remain in the service of the Company.
Pursuant to the 1999 Plan, participants may be granted stock options to acquire common stock of the Company, which may be incentive stock options or non-qualified stock options.

        The total number of options authorized under the 1999 Plan is 2,500,000 shares of the Company's common stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that options granted under the 1999 Plan expire or terminate without having been exercised, the shares of the Company's common stock covered by such options will again become available for award. The 1999 Plan is administered by the Company's Board of Directors or, if the Board of Directors so elects, an option committee of the Board of Directors will be created by the Board of
Directors, which will have authority to administer the 1999 Plan. The Board of
Directors or any option committee appointed thereby have the authority to determine the employees to whom options will be granted, the time when such
Options shall be granted, the number of shares which shall be subject to each option (subject to certain limitations in the case of incentive stock options), the purchase price or exercise price of each option (no less than 100% of fair market value for incentive stock options), the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Generally, options may be granted only to employees employed and consultants and vendors engaged by the Company or any subsidiary of the Company. Directors of the Company and its subsidiaries are also eligible to participate. Consultants and vendors are eligible to receive awards of non-qualified stock options, but are not eligible to receive incentive stock options.

               (v) A proposal to ratify the issuance of 100,000 shares of the
Company's common stock to Jeffrey L. Taylor and Gregory W. Gibson, former directors of the Company, was approved by the shareholders with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,823,000              8,000                 0                  0

        In a special meeting of the Board of Directors held May 6, 1999, Jeffrey
L. Taylor ("Taylor") and Gregory V. Gibson ("Gibson"), who then constituted all of the directors of the Company, passed a resolution granting an aggregate of
100,000 shares of the Company's Common Stock to themselves for

                                       11

services rendered to the Company. Through his company London Taylor Group,
Taylor presented the Company with an invoice dated April 29, 1999 in the amount of $13,000 for twenty-six hours of consulting services rendered. These services included strategic planning for the Company's drilling business, negotiation of an option to purchase drilling equipment and financial planning services. By its resolution of May 6, 1999, the Board of Directors issued to Taylor 65,000 shares of the Company's common Stock as payment in full for the April 29, 1999 invoice.
The law firm of Gibson, Hagland & Johnson, of which Gibson is a principal, presented an invoice to the Company dated April 29, 1999 in the amount of $7,000 for legal services rendered in connection with the preparation of the Company's
1999 Stock Option and Incentive Plan. By its resolution of May 6, 1999, the
Board of Directors issued to Gibson 35,000 shares of the Company's Common Stock as payment in full for the April 29, 1999 invoice.

               (vi) A proposal to create a series of preferred stock with such rights, privileges and preferences as the Board of Directors may determine from time to time was approved by the shareholders with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        On December 14, 1999, the Company's board of directors unanimously approved and recommended that the Company's Shareholders consider and approve an amendment to Article IV of the Company's Articles of Incorporation that would authorize a series of preferred stock, par value $.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights as well as such redemption or sinking fund provisions and the qualifications, limitations and restrictions with respect thereto of such preferred stock as they may determine from time to time (such preferred stock is often referred to as "blank-check preferred"). Under the proposal approved by the Shareholders, the number of shares of preferred stock available for issuance is 5,000,000 shares. The reincorporation in Delaware separately had the effect of authorizing a class of 5,000,000 shares of blank check preferred stock (the proposal was put to a separate vote of shareholders in case the reincorporation was not approved by the shareholders).

        Prior to the reincorporation, the Company was not authorized to issue any preferred stock (or any other class of capital stock other common stock).
The creation of the new preferred stock was recommended by the board of directors to provide the board of directors with the necessary flexibility to issue preferred stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Company's Certificate of Incorporation at the
time of such action.

               (vii) The proposal to authorize the Board of Directors to change the name of the Company to an as yet undetermined name if the Board of Directors determines that such a name change is in the best interests of the Company was approved by the shareholders with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        As approved by the shareholders of the Company, this proposal granted the Board of Directors the authority to amend Article I of the Company's
Certificate of Incorporation to change the name of the Company to any name approved by the Board of Directors upon a determination by the Board of
Directors that such a name change is in the best interests of the Company. No further action of the shareholders of the Company would be required to authorize such name change. The board of directors exercised the authority granted in this proposal on January 25, 2000 by adopting a resolution to change the Company's name from Excalibur Contracting, Inc. to Nation Energy, Inc. A certificate of amendment

                                       12

amending Article I of the Company's Certificate of Incorporation to effect such name change was filed with the Delaware Secretary of State on February 15, 2000.

               (viii) The resolution ratifying the appointment of Stark Tinter &
Associates LLC as the Company's independent auditors for the fiscal year ending
March 31, 2000 was approved by the shareholders with the following votes:

                 For          Against or withheld       Abstain       Broker non-votes
              ---------       -------------------       -------       ----------------

              5,831,000                0                   0                  0

        No further actions were taken at the annual meeting of shareholders held
January 14, 2000.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

(a)     Market information.

        The Company's Common Stock is traded over-the-counter on NASD'S Over the
Counter Bulletin Board ("OTCBB") under the symbol "NEGY". Prior to March 13,
2000, the Company's Common Stock traded on the OTCBB under the symbol "XCNT."
The change in the symbol resulted from the Company's change of its name from
Excalibur Contracting, Inc. to its current name on February 15, 2000.

        The price range of high and low bid for the Company's Common Stock for the periods shown is set forth below. The Company's common stock was not traded on the OTC Bulletin Board until the first quarter of 1999. The quotations reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions, and may not represent actual transactions.

        Period (1)(2)                           High       Low
        -------------                           ----      ------

        First quarter 1999                      .625      .625
        Second quarter 1999                     1.25      .125
        Third quarter 1999                      1.50      1.00
        Fourth quarter 1999                     1.25      .875
        First quarter 2000                      3.00      1.0625
        Fourth quarter 2000                     5.00      1.3125

(1) Calendar quarters.
(2) Source: Nasdaq Trading and Market Services and BigCharts.com

(b)     Stockholders.

        As of June 19, 2000 there were approximately 35 shareholders of record of Company common stock. No shares of Preferred Stock have been issued.

(c)     Dividends.

        The Company has never declared a cash dividend. Delaware law limits the
Company's ability to pay dividends on its Common Stock if any such dividend would render the Company insolvent.

                                       13

        The Company has had pending a private offering of up to 4,500,000 shares of its Common Stock at an offering price of $1.00 per share for several months.
It is unclear whether the Company will proceed with this offering. Net proceeds from this offering, should it proceed (after deducting expenses of the Offering estimated to be $10,000) are expected to be $4,490,000 if all of the shares proposed to be offered are sold. The Company has received subscriptions totaling
$3,500,000 which have not yet been accepted by the Company. The Company intends to use al1 of the foregoing amounts for working capital. This offering shall be exempt from registration pursuant to Regulation D under the Securities Act of
1933 and is not being underwritten. See "MANAGEMENT'S DISCUSSION AND
ANALYSIS--Private Placement."

        In February of 1999, the Company completed a private offering pursuant to Regulation D under the Securities Act of 1933 whereby it placed 6,070,000 shares of its Common Stock for a purchase price of $.12 per share. This offering was not underwritten.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS

RESULTS OF OPERATIONS

        The Company is a shell company and has not conducted any significant operations to date.

REVENUES

        The Company has had no revenues from the date of its formation in April
18, 1988 to the present.

PLAN OF OPERATION

        The Company has conducted no significant operations. Though the Company has reviewed its potential participation in several oil and gas projects in the
Rocky Mountain region it has entered into only one agreement as of this date with Saurus Resources Inc., described below in "--Initial Focus," for the exploration of properties and has purchased two leases totaling 560 acres in the
Greater Trona Area, Wyoming, under this agreement. During the next twelve months the Company plans to focus its resources on exploring this region and evaluating additional opportunities for developing oil and gas projects.

        During the next twelve months the Company's proposed plans call for it analyze additional regions for acquisition of oil and gas leases based on several factors. The Company considers those regions in which it's industry contacts have the most experience in order to benefit from such experience. The
Company will determine which leases it is interested in exploring based upon the analysis of technical and production data, financial analysis based on such production analysis, on site verification of well equipment and production capability, and verification of ownership of leasehold rights.

INITIAL FOCUS

        The principal activity for the Company in the next twelve months and beyond will be the securing of oil and gas exploration contracts and joint ventures in the Greater Trona Area, Wyoming. On August 11, 1999, the Company
signed a letter of intent with Saurus Resources Inc., giving the Company the option to enter into a joint venture with Saurus under which the Company may acquire up to 50% of the profits resulting from oil and gas development by the venture in the Greater Trona Area prospect, located in southwest Wyoming. Saurus currently has an interest in 11,960 acres and is negotiating to acquire an interest in an additional 10,155 acres in the Greater Trona Area prospect. Under the terms of the letter,

                                       14

the Company paid for a study reporting on the economic and geologic merits of the Trona venture and had until September 15, 1999, to enter into a joint venture with Saurus. On October 1, 1999, the Company elected to proceed with the joint venture, and has advanced the initial payment of $202,131 U.S.

        Under the arrangement with Saurus, Saurus and the Company will each pay
50% of the costs of obtaining the necessary rights and drilling exploratory wells in the Greater Trona prospect. The Company expects to spend $525,000 US on drilling and completing approximately 10 wells to a minimum depth of 1,200 feet.
If the cost of drilling and completing these wells is less than $525,000 US, the
Company will spend the difference on preparing the wells for production and connecting the wells to a sales line. After spending the $525,000 US, the
Company will be deemed to have the right to 50% of the profits of the Greater
Trona Area joint venture.

        If additional lands become available for purchase and the Company is successful in leasing such additional lands, Saurus shall have the option to defer its 50% share of the cost of the first 100,000 acres of such additional land that the Company may purchase. Saurus will have this option for a period of six months from the date of the completion of the last of the ten initial wells discussed above. At this time the Company has not identified any additional lands for purchase.

        To date, the Company has purchased one state of Wyoming lease totaling
320 acres and one federal lease totaling 240 acres. The state lease has a term of five years and carries a one-sixth royalty and the federal lease has a term of ten-year term with a one-eighth royalty. Both leases are in the first year of their term.

        The Company does not foresee hiring any additional employees in the next twelve months.

        Capital acquisitions over the next twelve months are expected to total
$200,000. These capital acquisitions will consist of wellhead, tie-in and compression equipment needed to produce gas in the event the Company's exploration wells are successful. The Company has enough cash to meet its obligations in the Greater Trona joint venture.

GEOLOGICAL AND GEOPHYSICAL TECHNIQUES

        The Company may, within the next twelve months or thereafter, employ detailed geological interpretation combined with advanced seismic exploration techniques to identify potential ventures. Geological interpretation is based upon data recovered from existing oil and gas wells in an area and other sources. Such information is either purchased from the company that drilled the wells or becomes public knowledge through state agencies after a period of years. Through analysis of rock types, fossils and the electrical and chemical characteristics of rocks from existing wells, the Company can construct a picture of rock layers in the area. Further, the Company will have access to the logs from the existing operating wells which will allow the Company to extrapolate a decline curve and make an estimation of the number of recoverable barrels of oil or cubic feet of gas existing beneath a particular lease. The
Company has not purchased, leased, or entered into any agreements to purchase or lease any of the equipment necessary to conduct the geological or geophysical testing referred to herein and will only to do so should the Board of Directors find that the information otherwise available to the Company is insufficient to identify potentially profitable oil and gas properties.

POSSIBLE DRILL RIG OPERATION

        Management is of the opinion that one of the ways to enhance the
Company's position in the development of oil and gas may be the purchase and operation of drilling rigs. Though no assurances can

                                       15

be given that the Company will purchase drilling rigs and enter into the drilling business nor that the Company will be successful in such an enterprise, the Company is currently investigating the purchase of used drilling rigs and could possibly apply the proceeds of this Offering to obtain one or more drilling rigs.

        The Company would have the option to enter into different types of drilling contracts with operators, each with varying degrees of risk and reward.
There are three basic types of contract used in the oil and gas industry:
daywork, footage, and turnkey. Pursuant to a daywork contract the rig and necessary personnel are contracted out at a fixed day rate. Most risks and delays to drilling are born by the entity hiring the rig. In footage contracts wells are drilled on a dollars per foot basis to a designated depth. These contracts are more expensive because part of the burdens for delays and the risk of drilling are born by the drilling contractor and part by the entity hiring the rig. A turnkey contract is a well drilled by the contractor for a fixed price. This type of contract bears the greatest risk for the drilling contractor, but this risk is usually reflected in the contract with a substantial increase in service costs or through a substantial participation by the drilling contractor in the well if it is successful. If and when the Company purchases drilling rigs, Management will decide on a deal by deal basis after evaluation of the particular risks and circumstances which type of drilling contract, in its sole discretion, will best serve the interests of the Company.

LIQUIDITY AND CAPITAL RESOURCES

        The Company has no operating history. The Company does not expect to generate sufficient revenues within the foreseeable future to support the expenses of its development and marketing activities and therefore will need to rely upon significant additional funding to implement its development plans. It is anticipated that this funding will be accomplished through the sale of the
Company's equity securities or through borrowing. Prior to March, 2000, the
Company has sold 7,170,000 shares of its Common Stock for approximately $728,400 prior to deduction of offering expenses. The Company intends to raise future requisite funds by subsequent offerings of its Common Stock and will not be able to institute its full plan of operation without significant additional funding.
The Company has had pending a private placement of its Common Stock the gross proceeds of which, should it proceed and all of the shares offered are sold, will amount to $4,500,000 assuming that all of the shares offered for sale are sold. See "--Private Placement," below. As of its audited financial statements of March 31, 2000 the Company had assets of $4,185,859. The foregoing funds will be and have been mainly used by the company to develop, exploit and market oil and gas projects. $3,500,000 of such funds are cash advanced for subscriptions for common stock in the private placement that have not yet closed. If the private placement does not close, such funds will be returned to the subscribers. The Company currently anticipates that, assuming that all of the shares offered for sale are sold, this private placement will satisfy the cash requirements of the Company for the next twelve months. If the Company does not proceed with this private placement, the Company will need to obtain alternative financing to pursue its plan of operations.

PRIVATE PLACEMENT

        The Company has pending a private offering of up to 4,500,000 shares of its Common Stock at an offering price of $1.00 per share. This offering has been pending for several months and it is unclear whether or not it will ultimately close. Net proceeds from this offering, should it proceed (after deducting expenses of the offering estimated to be $10,000) is expected to be $4,490,000 if all of the Shares are sold. The Company intends to use al1 of the foregoing amounts for working capital. Funds will be used as general working capital including but not limited to, obtaining oil and/or gas leases, hiring executive and support personnel, and obtaining facilities to conduct operations, and inventory equipment. At present the Company is negotiating regarding several projects and has entered into a joint operating agreement with Saurus Resources,
Inc. for an option on a 50% interest in a project in the Greater Trona Prospect,

                                       16

located in southwest Wyoming. The Company has also purchased two oil and gas leases totaling 560 acres. No assurance can be given that the Company will be able to obtain such additional arrangements as will be necessary to develop and implement its plan in a timely manner or if implemented that said enterprise will be profitable. No assurance can be given that significant revenues will be derived from the development and operation of it's the Company's development plans. Until required for specific purposes, the net proceeds of the offering may be invested temporarily in short-term obligations such as short-term government obligations.

        The Company has received advances for subscriptions totaling $3,500,000.
These subscriptions have not yet been accepted by the Company and are being held subject to such acceptance and the final closing of the private placement. Of the 3,500,000 shares currently subscribed for, 3,000,000 have been subscribed for by Cubix Investments, Inc., a British Columbia, Canada, corporation whose
Common Stock is traded on the Canadian Venture Exchange. John R. Hislop, the
Company's chairman of the Board, Secretary and Vice President and Chief
Financial Officer, is the President and a director of Cubix Investments, Inc.
See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTION."

        The Company can only estimate the future use of proceeds based on the current status of the Company's operations, its current plans and current economic condition. Due to the uncertainties of fund raising and negotiations, the Company is unable to predict precisely what amount will be used for any particular purpose. The Company will apply the proceeds of this offering in such manner as it deems appropriate under the then existing circumstances. The
Company reserves the right to amend the use of proceeds by vote of a majority of the Board of Directors.

        Should the offering not proceed under its current terms, the Company will be required to pursue alternative sources of capital. Without additional capital, the Company's ability to pursue its plan of operations will be severely curtailed.

EMPLOYEES

    The Company currently has no employees other than its Officers and
Directors. Management of the Company expects to hire additional employees as needed. Management currently estimates that the Company will not hire any employees in the next twelve months.

                            INVESTMENT CONSIDERATIONS

THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS COULD
DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS AS A
RESULT OF VARIOUS FACTORS INCLUDING, WITHOUT LIMITATION, THE RISK FACTORS SET
FORTH BELOW AND ELSEWHERE IN THIS REPORT. AN INVESTMENT IN THE SECURITIES OF THE
COMPANY INVOLVES A HIGH DEGREE OF RISK. THE FOLLOWING DOES NOT PURPORT TO BE A
COMPREHENSIVE SUMMARY OF ALL THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE
COMPANY. RATHER, THE FOLLOWING ARE ONLY CERTAIN PARTICULAR RISKS TO WHICH THE
COMPANY IS SUBJECT THAT THE COMPANY WISHES TO ENCOURAGE PROSPECTIVE INVESTORS TO
DISCUSS IN DETAIL WITH THEIR PROFESSIONAL ADVISORS. PROSPECTIVE INVESTORS, PRIOR
TO MAKING AN INVESTMENT IN THE COMPANY, SHOULD CAREFULLY CONSIDER, AMONG OTHERS,
THE FOLLOWING RISK FACTORS:

        No Operating History and Revenues. The Company is a shell company and is subject to all the risks inherent in the creation of a new business. The Company has no employees other than its management team and no set business plan.
Management of the Company has substantial discretion with

                                       17

respect to the use of assets of the Company. Since the Company is a new venture, it has no record of operations, and there is nothing at this time upon which to base an assumption that the Company's plans will prove successful. If the
Company's plans prove to be unsuccessful, investors in the Company may lose all or a substantial part of their investment.

        No Contracted Projects. The Company is a shell corporation in its initial stages of development and though it has identified some initial projects at present it has only entered into one agreement for the exploration of oil and gas. There is no assurance that the Company will be able to raise funds in a timely manner or successfully enter into other agreements with regards to any of its current prospects or, if such agreements are entered into, that it will be successful in its exploration activities. See "DESCRIPTION OF BUSINESS."

        Lack of Liquidity and Publicly Available Information. The Common Stock
is currently trading on the OTC Bulletin Board under the symbol "NEGY". The
Common Stock is thinly traded on the OTC Bulletin Board and there can be no assurance that the shares of the Common Stock will be readily saleable thereon.

        Wildcat Drilling. The Company expects to engage in the exploration of hydrocarbons by drilling unproven prospects. Such a practice is known as wildcat drilling, a very high risk drilling activity. Investors should be aware that there is a high probability that the Company could drill a "dry hole" and that the investor could lose all or a substantial part of their entire investment.

        Volatility of Oil and Gas Markets. Recently the price of oil and gas has been subject to substantial volatility. There can be no assurance that this volatility will not continue in the future, making it difficult for the
Company's strategic planning and the valuation of prospects.

        Availability of Suitable Prospects or Producing Properties. Competition
for prospects and producing properties is intense. The Company will be competing with a number of other potential purchasers of prospects and producing properties, most of whom will have greater financial resources than the Company.
The bidding for prospects has become particularly intense with different bidders evaluating potential acquisitions with different product pricing parameters and other criteria that result in widely divergent bid prices. The presence in the market of bidders willing to pay prices higher than are supported by the
Company's evaluation criteria could further limit the ability of the Company to acquire prospects and low or uncertain prices for properties can cause potential sellers to withhold or withdraw properties from the market. In this environment, there can be no assurance that there will be a sufficient number of suitable prospects available for acquisition by the Company or that the Company can sell prospectus or obtain financing for or participants to join in the development of prospects. See "DESCRIPTION OF BUSINESS."

        Title to Properties. It is customary in the oil and gas industry to acquire an interest in a property based upon a preliminary title investigation.
If the title to the prospects should prove to be defective, the Company could lose the costs of acquisition, or incur substantial costs for curative title work.

        Shut-in Wells and Curtailed Production. Production from gas wells may be curtailed or shut-in for considerable periods of time due to a lack of market demand, and such curtailments may continue for a considerable period of time in the future. There may be an excess supply of gas in areas where the Company's operations will be conducted. In such an event, it is possible that there will be no market or a very limited market for the Company's prospects.

        Operating and Environmental Hazards. Hazards incident to the operation of oil and gas properties, such as accidental leakage of petroleum liquids and other unforeseen conditions, may be

                                       18

encountered by the Company if it participates in developing a well and, on occasion, substantial liabilities to third parties or governmental entities may be incurred. The Company could be subject to liability for pollution and other damages. Governmental regulations relating to environmental matters could also increase the cost of doing business or require alteration or cessation of operations in certain areas.

        Uninsured Risks. The Company may not be insured against losses or liabilities which may arise from operations, either because such insurance is unavailable or because the Company has elected not to purchase such insurance due to high premium costs or other reasons.

        Federal and State Taxation. Federal and state income tax laws are of particular significance to the oil and gas industry. Recent legislation has eroded previous benefits to oil and gas producers, and any subsequent legislation may continue this trend. The states in which the Company may conduct oil and gas activities also impose taxes upon the production of oil and gas located within such states. There can be no assurance that the tax laws will not be changed or interpreted in the future in a manner which adversely affects the
Company.

        Government Regulation. The oil and gas business is subject to substantial governmental regulation, including the power to limit the rates at which oil and gas are produced and to fix the prices at which oil and gas are sold. It cannot be accurately predicted whether additional legislation or regulation will be enacted or become effective.

        Write-downs and Limits on Accuracy of Reserve Estimates. Oil and gas
reserve estimates are necessarily inexact and involve matters of subjective engineering judgment. In addition, any estimates of future net revenues and the present value of such revenues are based on price and cost assumptions provided by the Company as its best estimate. These estimates may not prove to have been correct over time. A further decline in oil and gas prices may require the
Company to write-down the value of its oil and gas reserves.

        Need for Subsequent Funding. The Company believes it will need to raise substantial additional funds in order to maintain its operations. The Company's continued operations therefore will depend upon its ability to raise additional funds through bank borrowings or equity or debt financing. There is no assurance that the Company will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on terms acceptable to the Company.
If the Company cannot obtain needed funds, it may be forced to curtail or cease its activities. See "MANAGEMENT'S DISCUSSION AND ANALYSIS--Liquidity and Capital
Resources."

        Need for Additional Key Personnel. At present, the Company employs no full time employees. The success of the Company's proposed business will depend, in part, upon the Company's ability to attract and retain qualified employees.
The Company believes that it will be able to attract competent employees, but no assurance can be given that the Company will be successful in this regard. If the Company is unable to engage and retain the necessary personnel, its business would be materially and adversely affected.

        Reliance Upon Directors and Officers. The Company is wholly dependent, at the present, upon the personal efforts and abilities of its officers who will exercise control over the day to day affairs of the Company, and upon its
Directors, most of whom are engaged in other activities, and will devote limited time to the Company's activities.

        FOR ALL OF THE AFORESAID REASONS AND OTHERS SET FORTH HEREIN, AS WELL AS
OTHER FACTORS NOT SET FORTH HEREIN, THE PURCHASE OF THE SHARES OF THE COMPANY
INVOLVES A HIGH DEGREE OF RISK. ANY PERSON CONSIDERING AN

                                       19

INVESTMENT IN THE SHARES OF THE COMPANY SHOULD BE AWARE OF THESE AND OTHER
FACTORS SET FORTH IN THIS REPORT. THE SHARES OF COMMON STOCK SHOULD BE PURCHASED
ONLY BY PERSONS WHO CAN AFFORD TO ABSORB A TOTAL LOSS OF THEIR INVESTMENT IN THE
COMPANY AND HAVE NO NEED FOR A RETURN ON THEIR INVESTMENT.

ITEM 7. FINANCIAL STATEMENTS

                               Nation Energy, Inc.
                          (A Development Stage Company)
                        As of March 31, 2000, and for the
                      Years Ended March 31, 2000 and 1999,
                  and for the Period April 19, 1988 (Inception)
                                to March 31, 2000

                                       20

                               Nation Energy, Inc.
                          (A Development Stage Company)
                                Table of Contents

                                                                 Page
                                                                 ----

Report of Independent Auditors                                    22

Balance Sheet                                                     23

Statements of Operations                                          24

Statement of Changes in Stockholders' Equity                      25

Statements of Cash Flows                                          26

Notes to Financial Statements                                    27-31

                                       21

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Nation Energy, Inc.
Vancouver, B. C. Canada

We have audited the accompanying balance sheet of Nation Energy, Inc. (A
Development Stage Company) as of March 31, 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended
March 31, 2000 and 1999, and the period from April 19, 1988 (inception) to March
31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nation Energy, Inc. (A
Development Stage Company) as of March 31, 2000, and the results of its operations, and its cash flows for the years ended March 31, 2000 and 1999, and the period from April 19, 1988 (inception) to March 31, 2000, in conformity with generally accepted accounting principles.

Stark Tinter & Associates, LLC
Denver, Colorado
June 27, 2000

                                       22

                               NATION ENERGY, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                 March 31, 2000

                                     ASSETS

Current assets:
     Cash                                               $ 3,894,349
     Prepaid expenses                                       100,632
                                                        -----------
         Total current assets                             3,994,981

Oil and gas properties - full cost method                   190,878
                                                        -----------

 Total assets                                           $ 4,185,859
                                                        ===========

                  LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                                  $     9,203

 Stockholders' equity:
      Common stock, $.001 par value; 50,000,000
        shares authorized; 7,170,000 shares issued
        and outstanding                                       7,170
      Additional paid-in capital                            742,230
      Common stock subscriptions                          3,500,000
      Deficit accumulated during the
        development stage                                   (72,744)
                                                        -----------
           Total stockholders' equity                     4,176,656
                                                        -----------
 Total liabilities and stockholders' equity             $ 4,185,859
                                                        ===========

    The accompanying notes are an integral part of the financial statements.

                                       23

                              NATION ENERGY, INC.
                          (A Development Stage Company)
                            Statements of Operations

                                                                                           FOR THE PERIOD
                                                          FOR THE            FOR THE       APRIL 19, 1988
                                                         YEAR ENDED        YEAR ENDED      (INCEPTION) TO
                                                       MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 2000
                                                       --------------    --------------    --------------

Revenue:                                                 $        --       $        --       $      --
                                                         -----------       -----------       ---------
Costs and expenses:
   General, selling and administrative                        50,808            20,936          72,744
                                                         -----------       -----------       ---------
        Total costs and expenses                              50,808            20,936          72,744
                                                         -----------       -----------       ---------
Net (loss)                                               $   (50,808)      $   (20,936)      $ (72,744)
                                                         ===========       ===========       =========
Per share information:

    Weighted average number of common
       shares outstanding - basic and diluted              7,161,803         1,562,419         734,342
                                                         ===========       ===========       =========

    Net (loss) per common share - basic and diluted      $     (0.01)      $     (0.01)      $   (0.10)
                                                         ===========       ===========       =========

    The accompanying notes are an integral part of the financial statements.

                                       24

                               NATION ENERGY, INC.
                          (A Development Stage Company)
                  Statement of Changes in Stockholders' Equity
          For the period April 19, 1988 (inception) to March 31, 2000

                                                                                                        Deficit
                                                 Common Stock                                         Accumulated
                                           ----------------------      Additional       Common         During The         Total
                                           Number of                    Paid-in          Stock        Development     Stockholders'
                                            Shares         Amount       Capital      Subscriptions       Stage            Equity
                                           ---------       ------      ----------    -------------    -----------     -------------

April 19, 1988 (inception)                        --       $   --       $     --       $       --       $     --        $       --

Issuance of common stock
  for services at $.001 per share          1,000,000        1,000             --               --             --             1,000

Net (loss) incurred in fiscal 1988                --           --             --               --         (1,000)           (1,000)
                                           ---------       ------       --------       ----------       --------        ----------
Balance, March 31, 1998                    1,000,000        1,000             --               --         (1,000)               --

Issuance of common stock for cash at
   $0.12 per share                         6,070,000        6,070        722,330               --             --           728,400

Net (loss) for the year                           --           --             --               --        (20,936)          (20,936)
                                           ---------       ------       --------       ----------       --------        ----------
Balance, March 31, 1999                    7,070,000        7,070        722,330               --        (21,936)          707,464

Issuance of common stock
  for services at $.20 per share             100,000          100         19,900                                            20,000

Common stock subscribed
  for at $1.00 per share                          --           --             --        3,500,000             --         3,500,000

Net (loss) for the year                           --           --             --               --        (50,808)          (50,808)
                                           ---------       ------       --------       ----------       --------        ----------
Balance March 31, 2000                     7,170,000       $7,170       $742,230       $3,500,000       $(72,744)       $4,176,656
                                           =========       ======       ========       ==========       ========        ==========

    The accompanying notes are an integral part of the financial statements.

                                       25

                               NATION ENERGY, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                             FOR THE PERIOD
                                                             FOR THE          FOR THE        APRIL 19, 1988
                                                           YEAR ENDED        YEAR ENDED      (INCEPTION) TO
                                                         MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 2000
                                                         --------------    --------------    --------------

Cash flows from operating activities:
    Net (loss)                                             $   (50,808)       $ (20,936)       $   (72,744)
Adjustments to reconcile net (loss) to net cash
 used in operating activities:
    Common stock issued for services                            20,000                              20,000
    (Increase) in prepaid expenses                            (100,632)              --           (100,632)
    Increase (decrease) in accounts payable                    (11,538)          20,741             10,203
                                                           -----------        ---------        -----------
Net cash (used in) operating activities                       (142,978)            (195)          (143,173)
                                                           -----------        ---------        -----------
Cash flows from investing activities:
    Purchase of oil and gas properties                        (190,878)              --           (190,878)
                                                           -----------        ---------        -----------
Net cash (used in) investing activities                       (190,878)              --           (190,878)

Cash flows from financing activities:
    Proceeds from common stock issued and subscribed         3,500,000          728,400          4,228,400
                                                           -----------        ---------        -----------
Net cash provided by financing activities                    3,500,000          728,400          4,228,400
                                                           -----------        ---------        -----------
Net increase in cash                                         3,166,144          728,205          3,894,349

Beginning cash                                                 728,205               --                 --
                                                           -----------        ---------        -----------
Ending cash                                                $ 3,894,349        $ 728,205        $ 3,894,349
                                                           ===========        =========        ===========
Supplemental cash flow information:
  Cash paid for interest                                   $        --        $      --        $        --
                                                           ===========        =========        ===========
  Cash paid for income taxes                               $        --        $      --        $        --
                                                           ===========        =========        ===========

    The accompanying notes are an integral part of the financial statements.

                                       26

                               Nation Energy, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on April 19, 1988, in the State of Florida as
Excalibur Contracting, Inc. The Company was reincorporated as a Delaware corporation and changed its name to Nation Energy, Inc. in February 2000. The
Company is an oil and gas drilling company in the development stage and currently has no operations.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, prepaid expenses and accounts payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

Impairment of long-lived assets

The Company periodically reviews the carrying amount of its identifiable assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceeds their fair value. Considerable management judgement is necessary to estimate the fair value of assets, accordingly, actual results could vary significantly from such estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell. As of March 31,
2000, management does not believe there is any impairment of the carrying amounts of assets.

Revenue recognition

Revenues from oil and gas sales are accrued as earned based on joint interest billings obtained from the well operator.

Income taxes

The Company follows Statement of Financial Accounting Standard No. 109,
"Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is

                                       27

                               Nation Energy, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Net (Loss) per Common Share

The Company calculates net income (loss) per share as required by SFAS No. 128,
"Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods presented common stock equivalents were not considered as their effect would be anti- dilutive.

Comprehensive Income

The Company follows Statement of Financial Accounting Standards No. 130,
"Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas operations whereby all costs associated with the exploration for and development of oil and gas reserves, whether productive or unproductive, are capitalized.
Such expenditures include land acquisition costs, drilling, completion and costs of well equipment. Expenditures, which are considered unlikely to be recovered, are written off. The current oil and gas exploration and development activities are considered to be in the pre-production stage.

Segment Reporting

The Company follows Statement of Financial Accounting Standards No. 131,
"Disclosures About Segments of an Enterprise and Related Information." The
Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

                                       28

                               Nation Energy, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Recent Pronouncements

The FASB recently issued Statement No. 138 "Accounting for Certain Derivative
Instruments and Certain Hedging Activities" and Statement No 137, "Accounting
for Derivative Instruments and Hedging Activities-Deferral of Effective Date of
FASB Statement No. 133". Both Statements defer for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging
Activities". The rules now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133,
"Accounting for Derivative Instruments and Hedging Activities," which is required to be adopted in years beginning after June 15, 1999. The Statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.
The Company has not yet determined if it will early-adopt and what the effect of
SFAS No. 133 will be on the earnings and financial position of the Company.

Note 2. CONCENTRATIONS OF CREDIT RISK

The Company's funds are federally insured up to $100,000. As of March 31, 2000, the funds under deposit exceed this insured amount by $3,794,349.

Note 3. STOCKHOLDERS' EQUITY

On May 1, 1988, the Company issued 1,000,000 shares of its $.001 par value common stock for services valued at $1,000.

On September 16, 1998, the State of Florida approved the Company's restated
Articles of Incorporation, which increased its capitalization from 1,000 common shares to 50,000,000 common shares. The par value was changed from $1.00 to
$0.001.

                                       29

                               Nation Energy, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

On September 16, 1998, the Company forward split its common stock 1,000 for 1, thus increasing the number of outstanding common stock shares from 1,000 shares to 1,000,000 shares.

On February 10, 1999, the Company issued 6,070,000 shares of its $0.001 par value common stock to various investors for cash aggregating $728,400 or $.12 per share.

On May 6, 1999, the Company issued 65,000 shares of the Company's common stock to the President of the Company for payment in full for consulting work performed on behalf of the Company and invoiced in the amount of $13,000 or $.20 per share.

In addition, on May 6, 1999, the Company issued 35,000 shares of the Company's common stock to the treasurer of the Company for payment in full for legal work performed on behalf of the Company and invoiced in the amount of $7,000 or $.20 per share.

The Company began a private placement on March 1, 2000. The private placement offered 4,500,000 shares of common stock, par value $.001 at a price of $1.00 per share. As of March 31, 2000, 3,500,000 shares of this offering were subscribed and paid for by various investors.

Note 4. AGREEMENTS

On August 11, 1999, the Company signed a letter of intent with Saurus Resources
Inc., giving the Company the option to enter into a joint venture with Saurus under which the Company may acquire up to 50% of the profits resulting from oil and gas development by the venture in the Greater Trona Area prospect, located in southwest Wyoming. Saurus currently has an interest in 11,960 acres and is negotiating to acquire an interest in an additional 10,155 acres in the Greater
Trona Area prospect. Under the terms of the letter, the Company paid for a study reporting on the economic and geologic merits of the Trona venture and had until
September 15, 1999, to enter into a joint venture with Saurus. On October 1,
1999, the Company elected to proceed with the joint venture. The operating agreement was signed and dated December 1, 1999. The Company has prepaid drilling expenses of $90,423 and oil and gas properties, which consist of leasehold costs, totaling $190,878.

Under the arrangement with Saurus, Saurus and the Company will each pay 50% of the costs of obtaining the necessary rights and drilling exploratory wells in the Greater Trona prospect. The Company expects to spend $525,000 on drilling and completing approximately 10 wells to a minimum depth of 1,200 feet. The first payment of $199,872 was advanced on April 11, 2000. If the cost of drilling and completing these wells is less than $525,000, the Company will spend the difference on preparing the wells for production and connecting the wells to a sales line. After spending the $525,000, the Company will be deemed to have the right to 50% of the profits of the Greater Trona Area joint venture.

                                       30

                               Nation Energy, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

Note 5. INCOME TAXES

The Company has a Federal net operating loss carryforward of approximately
$72,700, which will expire in the year 2020. The tax benefit of this net operating loss of approximately $3,600 has been offset by a full allowance for realization. This carryforward may be limited upon the consummation of a business combination under Section 381 of the Internal Revenue Code.

                                       31

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

        None.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE
        WITH SECTION 16(A) OF THE EXCHANGE ACT

    The directors and executive officers of the Company and their respective ages are as follows:

     Name                 Age                   Position
     ----                 ---                   --------

John R. Hislop            47     Chairman of the Board of Directors, Vice
                                 President and Chief Financial Officer,
                                 Secretary

Donald A. Sharpe          42     President, Chief Executive Office, Director

        All directors hold office until the next annual meeting of stockholders and/or until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Directors or any committee thereof. Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. There are no other family relationships between any of the directors and executive officers. The Company does not have any standing committees at this time.

        John R. Hislop, Chairman of the Board of Directors, Vice President and
Chief Financial Officer, Secretary

        Mr. Hislop has been a director of the Company since June 4, 1999. Since
1990 Mr. Hislop has been working as an independent financial consultant and has served as an officer and director of various emerging growth companies. He is currently a director of Ultra Petroleum Corp., a public Oil and Gas production and exploration company, and served as the company's President from March of
1993 to May of 1996 and as Chief Financial Officer from May of 1996 to September of 1998. He is currently President and Director of Cubix Investments, Inc.
(formerly named R.I.S. Resources International Corp.), a Canadian holding company for various public oil and gas and internet Companies. In the past five years Mr. Hislop has also been an executive officer and/or director of the following companies: Arrowhead Minerals Corp., Ariel Resources, Ltd., Rio
Amarillo Mining Ltd., Spectrum Resources, Ltd., Luxmatic Technologies N.V.,
Kinesys Pharmaceutical, Inc., Capital Charter Corp., Green River Petroleum,
Inc., and Patriot Capital Corp. Mr. Hislop trained as a Chartered Accountant with Ernst & Young and has a bachelor of Commerce in Finance from the University of British Columbia.

        Donald A. Sharpe, President, Chief Executive Officer, Director

        Mr. Sharpe has been a director of the Company since June 4, 1999. As
President and a member of the Board of Directors of Green River Holdings, Inc.,
a public Company located in Vancouver, British Columbia, Mr. Sharpe oversaw the reorganization and initial financing of the Company. Mr. Sharpe was responsible for the negotiations and completion of Green River's large-scale farm-in arrangement that resulted in oil and gas interests in more than 64,000 acres in the Green River basin of Wyoming. Prior his tenure at Green River Mr. Sharpe was
President and Director of JABA Inc., of Vancouver, British Columbia, from 1995 to 1997. As President, Mr. Sharpe was responsible for the administration of the public company, coordinated the financing of the company, and the filing of the plan of reactivation which the Company used to begin trading on the Alberta
Stock Exchange. Mr. Sharpe was also responsible for securing joint venture partners for the company's projects in the Southwestern U.S. and Northern
Mexico. From 1981 to 1994 Mr. Sharpe was a Geophysicist with Suncor Inc., of
Calgary Alberta where Mr. Sharpe held positions of increasing responsibility in the areas of exploration, management and marketing. Over the past five years Mr.
Sharpe has also been director of the following companies: Capital Charter
Corporation, UKT Recycling Technologies Inc., Jaba Inc., Velvet Exploration
Company, Ltd., Patriot Capital Corp., and Empress Capital Corp. Mr. Sharpe
received his B.Sc. in Geophysics from the University of British Columbia and
Certificate in Business Management from the University of Calgary.

        Darrell Brookstein resigned from the Board of Directors of the Company on May 22, 2000.

               No reports pursuant to Section 16(a) of the Securities Exchange
Act of 1934 have been filed with respect to the Company.

ITEM 10. EXECUTIVE COMPENSATION

        The Summary Compensation Table shows certain compensation information for the Chief Executive Officer. Compensation data for other executive officers is not presented in the graphs because aggregate annual compensation for such officers does not exceed $100,000. This information includes the dollar value of base salaries, bonus awards, the number of stock appreciation rights/options granted, and certain other compensation, if any, whether paid or deferred.

                                       32

                           SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate compensation paid by the
Company to its Chief Executive Officer for services rendered during the periods indicated:

                                                        Long Term Compensation
                                                                Awards
                              Annual Compensation     ----------------------------
Name and                    ----------------------                     Securities
Principal                             Other Annual     Restricted      Underlying       All other
Position          Year      Salary    Compensation    Stock Awards    Options/SARs    compensation
---------        -------    ------    ------------    ------------    ------------    ------------

Donald A.        2000(1)      $0          $0               0               0
Sharpe, CEO

Jeffrey L.       2000(1)      $0          $0               0               0(2)
Taylor, CEO

(1) The results reported in the "Summary Compensation Table" for the period designated "2000" are for the current fiscal year ending March 31, 2000. Mr.
Taylor served as CEO and President of the Company from February 8, 1999 to June
4, 1999. Mr. Sharpe has served as CEO and President of the Company since June 4,
1999. No executive officers of the corporation received any compensation during the fiscal year ended March 31, 1999 or prior to that date.

(2) Mr. Taylor was issued 65,000 shares of the Company's Common Stock then valued at $.20 per share on May 6, 1999 as compensation for consulting work performed on behalf of the Company not in connection with his services as
President and CEO.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Security ownership of certain beneficial owners

        The following table sets forth the beneficial ownership of Company shares of each beneficial owner of 5% or more of the Company's common stock known to the Company. The following information is based solely on the representations of share ownership made by persons representing themselves as owners of the Company's common stock in connection with the proxies solicited for the January 14, 2000 meeting of the Company's shareholders.

        Name and address of               Amount and nature         Percent of
         beneficial owner              of beneficial owner(1)         class
        -------------------            ----------------------       ----------

Sinclair Publishing Limited                   670,000                 9.344%
Palm Chambers
Road Town, Tortola
British Virgin Islands

Lynx Knights de Finance SA                    670,000                 9.344%
3076 Sir Fraces Drake Highway
Road Town, Tortola
British Virgin Islands

Westin Machineries Pension SA                 670,000                 9.344%
3076 Sir Fraces Drake Highway
Road Town, Tortola
British Virgin Islands

Liegeman, SA                                  670,000                 9.344%
3076 Sir Fraces Drake Highway
Road Town, Tortola
British Virgin Islands

Croix Merchants & Barter                      670,000                 9.344%
3076 Sir Fraces Drake Highway
Road Town, Tortola
British Virgin Islands

(1)  Holder of 5% or more of the common stock of the Company

                                       33

(b) Security ownership of management

        The following table sets forth the beneficial ownership of Company common stock of each executive officer and director, and all directors and executive officers as a group.

        Name and address of               Amount and nature         Percent of
        beneficial owner(1)              of beneficial owner           class
        -------------------              -------------------        ----------

John R. Hislop                                  0(2)                    0%

Donald A. Sharpe                                0(3)                    0%

All directors and executive                     0                       0%
officers as a group (5 persons)

(1) The address for each of the persons listed is Suite 1100 - 609 West Hastings
Street, Vancouver BC Canada V6B 4W4

(2) John R. Hislop is the Chairman of the Board of Directors, Vice President and
Chief Financial Officer, and Secretary of the Company

(3) Donald A. Sharpe is the President, Chief Executive Office, Director of the
Company

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Cubix Investments, Inc. (formerly named R.I.S. Resources International,
Inc.), a British Columbia, Canada, corporation whose Common Stock is traded on the Canadian Venture Exchange, has submitted a subscription for 3,000,000 shares of Common Stock in the private placement that is currently pending. See
"MANAGEMENT'S DISCUSSION AND ANALYSIS--Private Placement." John R. Hislop, the
Company's Chairman of the Board, Secretary and Vice President and Chief
Financial Officer, is the President and a director of Cubix Investments, Inc.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

The following exhibits are attached to this report and are incorporated herein by reference:

Exhibit No.     Exhibit Name
-----------     ------------

                Report of Independent Auditors--Stark Tinter & Associates, LLC
                      Balance Sheet of March 31, 2000 and March 31, 1999
                      Statements of Operations for the period March 31, 1999 to
                          March 31, 2000
                      Statement of Changes in Stockholders' Equity for the period
                          March 31, 1999 to March 31, 2000
                      Statements of Cash Flows for the period March 31, 1999 to
                          March 31, 2000
                      Notes to Financial Statements

2.1             Certificate of Incorporation of Company, filed December 16, 1999*

2.2             Certificate of Amendment of Certificate of Incorporation of Company,
                filed February 15, 2000*

2.3             Bylaws of the Company*

                                       34

6.1             Joint Operating Agreement with Saurus Resources, Inc. dated December 1, 1999*

6.2             1999 Stock Option and Incentive Plan*

27.1            Financial Data Schedule

* Incorporated by reference from the Company's Form 10-SB filed with the
Securities and Exchange Commission March 31, 2000

No Form 8-K has been filed by the Company during the period covered by this report.

                                       35

SIGNATURES

        In accordance with the requirements of Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NATION ENERGY, INC.
                                           (Registrant)

X-te: July 12, 2000                         By: /s/ Donald A. Sharpe
                                               ---------------------------------
                                               Donald A. Sharpe, CEO

        In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name                                         Title                                  Date
----                                         -----                                  ----

/s/ Donald A. Sharpe                                                           July  12, 2000
---------------------
Donald A. Sharpe              President and Chief Executive
                              Officer, Director
                              (Principal Executive Officer)

/s/ John R. Hislop                                                             July  12, 2000
---------------------
John R. Hislop                Chairman of the Board of Directors,
                              Vice President and Chief Financial Officer,
                              and Secretary
                              (Principal Financial and Accounting Officer)

Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

Attachment D

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 10-QSB

(Mark One)
[X]	Quarterly report pursuant section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended December 31, 2000
[ ]	Transition report pursuant section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from ____________ to _____________

NATION ENERGY, INC.
(Exact name of small business issuer as
specified in its charter)

Commission file number:
0-30193

DELAWARE (State or other jurisdiction of incorporation or organization)	59-2887569 (IRS Employer Identification No.)

Suite 1100 - 609 West Hastings Street
Vancouver BC Canada V6B 4W4
(Address of principal executive offices)

(800) 400 - 3969
(Issuer's telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [ X ] No [ ]

Securities registered under Section 12(b) of the Exchange Act: None
Securities registered under Section 12(g) of the Exchange Act: Common Stock, $0.001 par value

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
DURING THE PRECEDING FIVE YEARS:
Not applicable

APPLICABLE ONLY TO CORPORATE REGISTRANTS:

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: As of February 20, 2001, the Registrant had 11,020,000 shares of Common Stock outstanding.

TRANSITIONAL SMALL BUSINESS DISCLOSURE FORMAT (check one): Yes [ ] No [X]

NATION ENERGY, INC.
FORM 10-QSB
FOR THE QUARTER ENDED DECEMBER 31, 2000

PART 1 - FINANCIAL INFORMATION

Item 1. Financial Statements

The unaudited consolidated balance sheet at December 31, 2000, consolidated statement of operations for the nine months ended December 31, 1999 and 2000, consolidated statement of cash flows for the nine months ended December 31, 1999 and 2000, and notes to the consolidated financial statement follow.

NATION ENERGY, INC.
(A Development Stage Company)
BALANCE SHEET
December 31, 2000
(Unaudited)

                               ASSETS

Current assets:
     Cash                                            $ 2,310,609
      Prepaid expenses                                     4,375
                                                    ---------------
                                                       2,314,984

Oil and gas properties - full cost method              2,201,678
                                                    ---------------
 Total assets                                        $ 4,516,662
                                                    ===============

                LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                               $    33,125
                                                    ---------------
 Stockholders' equity:
      Common stock, $.001 par value; 50,000,000
        shares authorized; 7,170,000 shares issued
        and outstanding                                    7,170
      Additional paid-in capital                         742,230
      Common stock subscriptions                       3,850,000
      Deficit accumulated during the
        development stage                               (115,863)
                                                    ---------------
        Total stockholders' equity                     4,483,537
                                                    ---------------
 Total liabilities and stockholders' equity          $ 4,516,662
                                                    ===============

NATION ENERGY, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(Unaudited)

                                                                                                                                               For the Period
                                                               For the Three      For the Three       For the Nine          For the Nine       April 19, 1988
                                                               Months Ended        Months Ended       Months Ended          Months Ended       (inception) to
                                                             December 31, 1999  December 31, 2000  December  31, 1999    December  31, 2000  December 31, 2000
                                                            ------------------- ----------------- --------------------- -------------------- ------------------
Revenue:                                                     $          -        $         -       $            -        $           -        $          -
                                                            ------------------- ----------------- --------------------- -------------------- ------------------

Costs and expenses:
   General, selling and administrative                               30,523             19,991               35,108               43,119             115,863
                                                            ------------------- ----------------- --------------------- -------------------- ------------------
        Total costs and expenses                                     30,523             19,991               35,108               43,119             115,863
                                                            ------------------- ----------------- --------------------- -------------------- ------------------
Net (loss)                                                   $      (30,523)     $     (19,991)    $        (35,108)     $       (43,119)     $     (115,863)
                                                            =================== ================= ===================== ==================== ==================

Per share information:

    Weighted average number of common
       shares outstanding - basic and diluted                     7,170,000          7,170,000            7,159,091            7,170,000           1,007,217
                                                            =================== ================= ===================== ==================== ==================
Net (loss) per common share - basic and diluted              $        (0.00)     $       (0.00)    $          (0.00)     $         (0.01)    $        (0.12)
                                                            =================== ================= ===================== ==================== ==================

NATION ENERGY, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Unaudited)

                                                                                                       For the Period
                                                                For the Nine        For the Nine       April 19, 1988
                                                                Months Ended        Months Ended       (inception) to
                                                              December 31, 1999   December 31, 2000   December 31, 2000
                                                             -------------------  ----------------- --------------------
Cash flows from operating activities:
    Net (loss)                                                $      (35,108)      $     (43,119)    $      (115,863)
Adjustments to reconcile net (loss) to net cash
  provided by operating activities:
    Common stock issued for services                                  20,000                 -                20,000
    (Increase) decrease in prepaid expenses                                               96,257              (4,375)
    Increase (decrease) in accounts payable                          185,023              23,922              33,125

                                                             -------------------  ----------------- --------------------
Net cash provided by operating activities                            169,915              77,060              48,750
                                                             -------------------  ----------------- --------------------
Cash flows from investing activities:
    Purchase of oil and gas properties                              (474,846)         (2,010,800)         (2,201,678)
                                                             -------------------  ----------------- --------------------
Net cash (used in) investing activities                             (474,846)         (2,010,800)         (2,201,678)

Cash flows from financing activities:
    Payments for withdrawn subscriptions                                 -              (500,000)           (500,000)
    Proceeds from common stock issued and subscribed                     -               850,000           5,079,400
                                                             -------------------  ----------------- --------------------
Net cash provided by (used in) financing activities                      -               350,000           4,579,400
                                                             -------------------  ----------------- --------------------
Net increase (decrease) in cash                                     (304,931)         (1,583,740)          2,310,609

Beginning cash                                                       728,205           3,894,349                 -
                                                             -------------------  ----------------- --------------------
Ending cash                                                   $      423,274       $   2,310,609     $     2,310,609
                                                             ===================  ================= ====================
Supplemental cash flow information:
  Cash paid for interest                                      $          -         $         -       $           -
                                                             ===================  ================= ====================
  Cash paid for income taxes                                  $          -         $         -       $           -
                                                             ===================  ================= ====================

NATION ENERGY, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1. BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation, have been included in the accompanying unaudited financial statements. Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full year. For further information, refer to the financial statements and notes thereto, included in the Company's Form 10-KSB for the year ended March 31, 2000.

Item 2. Management's Discussion and Analysis of Financial Conditions and Results of Operation

NATION ENERGY, INC.

Statement of Forward-Looking Information

Statements contained herein that are not based on historical fact, including without limitation statements containing the words "believes," "may," "will," "estimate," "continue," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the regions in which the Company operates; technology changes; competition; changes in business strategy or development plans; the ability to attract and retain qualified personnel; liability and other claims asserted against the Company; and other factors referenced in the Company's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments. The following discussion should be read in conjunction with the attached consolidated financial statements and notes thereto and with the Company's audited financial statements and notes thereto for the fiscal year ended March 31, 2000.

Plan of Operation

The Company has reviewed its potential participation in several oil and gas projects in the Rocky Mountain region and has entered into an agreement with Saurus Resources Inc., described below in "--Initial Focus," for the exploration of properties and has purchased various leases totaling 11,404 acres in the Greater Trona Area, Wyoming, under this agreement. During the next twelve months the Company plans to focus its resources on exploring this region and evaluating additional opportunities for developing oil and gas projects. During the next twelve months the Company's proposed plans call for it analyze additional regions for acquisition of oil and gas leases based on several factors. The Company considers those regions in which it's industry contacts have the most experience in order to benefit from such experience. The Company will determine which leases it is interested in exploring based upon the analysis of technical and production data, financial analysis based on such production analysis, on site verification of well equipment and production capability, and verification of ownership of leasehold rights.

Results of Operations

The Company believed that at least ten wells would need to be drilled and tested for gas production before the Greater Trona project can be properly evaluated. On June 2, 2000 the Company and it's partner in the Greater Trona project, Saurus Resources, Inc., commenced drilling the first well of a scheduled ten well drilling program in the Trona project. The Company has drilled and reviewed the results of all ten wells in the initial ten-well program and has elected to proceed with a completion and testing program to test the long-term prospects of these wells. For strategic reasons, the Company has elected to participate in the drilling of ten additional wells in the area as proposed by the joint venture partner. As of December 31, 2000, the Company was continuing to test and evaluate the long-term prospects of these wells in order to assess the economic merits of the Trona Project. The Company has elected not to participate in the drilling of a further thirteen wells that have been proposed to be drilled by the Company's partner in the Trona Project.

Initial Focus

The principal activity for the Company in the next twelve months and beyond will be to assess the economic value of the Trona project by testing and evaluating the wells it has drilled so far, and if the project is judged to have economic merit, to the securing of oil and gas exploration contracts and joint ventures in the Trona area.

On August 11, 1999, the Company signed a letter of intent with Saurus Resources Inc., giving the Company the option to enter into a joint venture with Saurus under which the Company may acquire up to 50% of the profits resulting from oil and gas development by the venture in the Greater Trona Area prospect, located in southwest Wyoming. Saurus currently has an interest in approximately 50,000 acres in the Trona area prospect. Under the terms of the letter, the Company paid for a study reporting on the economic and geologic merits of the Trona venture and had until September 15, 1999, to enter into a joint venture with Saurus. On October 1, 1999, the Company elected to proceed with the joint venture, and has advanced the initial payment of $202,131 U.S.

Under the arrangement with Saurus, Saurus and the Company will each pay 50% of the costs of obtaining the necessary rights and drilling exploratory wells in the Greater Trona prospect. The Company was required to spend $525,000 US on drilling and completing wells to earn it's 50% interest in the Trona area joint venture. During fiscal 1999 the Company earned its 50% interest in the joint venture.

If additional lands become available for purchase and the Company is successful in leasing such additional lands, Saurus shall have the option to defer its 50% share of the cost of the first 100,000 acres of such additional land that the Company may purchase. Saurus will have this option until February 1, 2001. At this time the Company has purchased leases covering a total of 11,404 acres in which Saurus may elect to participate.

To date, the Company has purchased various leases totaling 11,404 acres. The leases have terms of between five and ten years and have royalties of between one eighth and one sixth.

Capital acquisitions over the next twelve months are expected to total $200,000. These capital acquisitions will consist of wellhead, tie-in and compression equipment needed to produce gas in the event the Company's exploration wells are successful. The Company has enough cash to meet its obligations in the Greater Trona joint venture.

Liquidity and Capital Resources

The Company has no operating history. The Company does not expect to generate sufficient revenues within the foreseeable future to support the expenses of its development and marketing activities and therefore will need to rely upon significant additional funding to implement its development plans. It is anticipated that this funding will be accomplished through the private sale of the Company's equity securities or through borrowing.

Prior to December 31, 2000, the Company had sold 7,170,000 shares of its Common Stock for approximately $728,400 (subsequent to deduction of offering expenses). As disclosed in the Form 8-K filed by the Company with the Securities and Exchange commission on February 6, 2001, on January 22, 2001 the Company closed a private placement in which Sextan Capital, Inc., a wholly owned subsidiary of Cubix Investments Inc. and other investors purchased 3,850,000 shares of the common stock of Registrant for an aggregate cash price of $3,850,000 (prior to the deduction of offering expenses). In this transaction Sextan purchased 3,000,000 shares of the common stock of Company.

Subsequent to the closing of this private placement, the Company will have a total of 11,020,000 issued and outstanding common shares of which 3,000,000 shares will be owned by Sextan. No other capital stock of the Company is currently outstanding.

The Company intends to use al1 of the foregoing amounts for working capital. The foregoing funds will be used primarily by the Company to develop, exploit and market oil and gas projects, including such uses as obtaining oil and/or gas leases, hiring consultants to serve as executive and support personnel, obtaining facilities to conduct operations and purchasing or leasing equipment. The Company currently anticipates that this private placement will satisfy the cash requirements of the Company for the next twelve months.

No assurance can be given that the Company will be able to obtain such additional arrangements as will be necessary to develop and implement its plan in a timely manner or if implemented that said enterprise will be profitable. No assurance can be given that significant revenues will be derived from the development and operation of it's the Company's development plans.

The Company can only estimate the future use of proceeds based on the current status of the Company's operations, its current plans and current economic condition. Due to the uncertainties of fund raising and negotiations, the Company is unable to predict precisely what amount will be used for any particular purpose.

Until required for specific purposes, the net proceeds of the private placement described above may be invested temporarily in short-term obligations such as short-term government obligations.

Certain Relationships and Related Transactions

As a result of the private placement that closed January 22, 2001, Sextan Capital is the beneficial owner of approximately 27% of the common stock of the Company. Sextan Capital is a wholly owned subsidiary of Cubix Investments, Inc., a British Columbia, Canada, corporation whose Common Stock is traded on the Canadian Venture Exchange. John R. Hislop, the Company's chairman of the Board, Secretary and Vice President and Chief Financial Officer, is the President and a director of Cubix Investments, Inc.

Geological and Geophysical Techniques

The Company may, within the next twelve months or thereafter, employ detailed geological interpretation combined with advanced seismic exploration techniques to identify potential ventures. Geological interpretation is based upon data recovered from existing oil and gas wells in an area and other sources. Such information is either purchased from the company that drilled the wells or becomes public knowledge through state agencies after a period of years. Through analysis of rock types, fossils and the electrical and chemical characteristics of rocks from existing wells, the Company can construct a picture of rock layers in the area. Further, the Company will have access to the logs from the existing operating wells which will allow the Company to extrapolate a decline curve and make an estimation of the number of recoverable barrels of oil or cubic feet of gas existing beneath a particular lease. The Company has not purchased, leased, or entered into any agreements to purchase or lease any of the equipment necessary to conduct the geological or geophysical testing referred to herein and will only to do so should the Board of Directors find that the information otherwise available to the Company is insufficient to identify potentially profitable oil and gas properties.

Possible Drill Rig Operation

Management is of the opinion that one of the ways to enhance the Company's position in the development of oil and gas may be the purchase and operation of drilling rigs. Though no assurances can be given that the Company will purchase drilling rigs and enter into the drilling business nor that the Company will be successful in such an enterprise, the Company is currently investigating the purchase of used drilling rigs.

Employees

The Company currently has no employees other than its Officers and Directors. Management of the Company expects to hire additional employees as needed. Management currently estimates that the Company will not hire any employees in the next twelve months but may retain consultants as necessary.

INVESTMENT CONSIDERATIONS

THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS INCLUDING, WITHOUT LIMITATION, THE RISK FACTORS SET FORTH BELOW AND IN THE OTHER REPORTS OF THE COMPANY. AN INVESTMENT IN THE SECURITIES OF THE COMPANY INVOLVES A HIGH DEGREE OF RISK. THE RISKS DISCLOSED DO NOT PURPORT TO BE A COMPREHENSIVE SUMMARY OF ALL THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE COMPANY. RATHER, THEY ARE ONLY CERTAIN PARTICULAR RISKS TO WHICH THE COMPANY IS SUBJECT THAT THE COMPANY WISHES TO ENCOURAGE PROSPECTIVEINVESTORS TO DISCUSS IN DETAIL WITH THEIR PROFESSIONAL ADVISORS. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT IN THE COMPANY, SHOULD CAREFULLY CONSIDER, AMONG OTHERS, THE FOLLOWING RISK FACTORS.

AN INVESTMENT IN OUR COMMON STOCK INVOLVES SUBSTANTIAL RISKS AND UNCERTAINTIES AND PEOPLE CONSIDERING SUCH AN INVESTMENT SHOULD NOT COMMIT MORE THAN THEY CAN AFFORD TO LOSE. PLEASE REFER TO OUR ANNUAL REPORT ON FORM 10- KSB AS FILED WITH THE SEC ON JULY 14, 2000 FOR A LIST OF ADDITIONAL RISK FACTORS AND INVESTMENT CONSIDERATIONS.

FOR ALL OF THE AFORESAID REASONS AND OTHERS SET FORTH HEREIN, AS WELL AS OTHER FACTORS NOT SET FORTH HEREIN, THE PURCHASE OF THE SHARES OF THE COMPANY INVOLVES A HIGH DEGREE OF RISK. ANY PERSON CONSIDERING AN INVESTMENT IN THE SHARES OF THE COMPANY SHOULD BE AWARE OF THESE AND OTHER FACTORS SET FORTH IN THIS REPORT AND OUR OTHER SEC FILINGS. THE SHARES OF COMMON STOCK SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD TO ABSORB A TOTAL LOSS OF THEIR INVESTMENT IN THE COMPANY AND HAVE NO NEED FOR A RETURN ON THEIR INVESTMENT.

PART II--OTHER INFORMATION

Item 1. Legal Proceedings
None.

Item 2. Changes in Securities and Use of Proceeds
None.

Item 3. Defaults upon Senior Securities
None.

Item 4. Submission of Matters to a Vote of Security Holders
None.

Item 5. Other Information.
None.

Item 6. Exhibits and Reports on Form 8-K

(a) Exhibits:

The following exhibits are attached to this report and are incorporated herein by reference:

Exhibit No.	Exhibit Name
3.1	Certificate of Incorporation of Company, filed December 16, 1999*
3.2	Certificate of Amendment of Certificate of Incorporation of Company, filed February 15, 2000*
3.3	Bylaws of the Company*
10.1	Joint Operating Agreement with Saurus Resources, Inc. dated December 1, 1999*
99.1	1999 Stock Option and Incentive Plan*

* Incorporated by reference from the Company's Form 10-SB filed with the Securities and Exchange Commission March 31, 2000

(b) Reports on Form 8-K
None filed during the quarter for which this report is filed. The Company filed a report on Form 8-K on February 6, 2001 of which it reported the change in control of registrant following the sale of 3,000,000 shares of its common stock to Sextan Capital, Inc.

Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATION ENERGY, INC. (Registrant)
Dated: February 19, 2001	By: /S/ Donald A. Sharpe ________________________________ Donald A. Sharpe, President and Chief Executive Officer, Director (Principal Executive Officer)

Proxy Statement | Attachment A | Attachment B | Attachment C | Attachment D | Consent Form

NATION ENERGY, INC.
WRITTEN CONSENT SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned, owning of record the number of shares of common stock of Nation Energy, Inc. ("Nation Energy") indicated on this Consent Card on April 23, 2001, in lieu of holding a meeting for such purposes as permitted by the Delaware General Corporation Law, does take the following action with respect to the sale of all of Nation Energy, Inc.'s interest in certain oil and gas leases in Sweetwater County, Wyoming, all personal property, fixtures and improvements appurtenant to such leases, and certain contract rights ("Interests") to VRD, Inc., a Texas corporation ("VRD") pursuant to the Purchase and Sale Agreement, dated February 28, 2001, between Nation Energy and VRD ("Purchase and Sale Agreement") (the "Sale").

If you wish to consent, please indicate your consent by signing the reverse side of this Consent Card.  If you wish to withhold your consent, please mark "Against" on the reverse side of this Consent Card.

(Continued to be signed on reverse side)

NATION ENERGY, INC.

PLEASE MARK VOTE IN THE FOLLOWING MANNER
USING DARK INK ONLY

1. Consent to the sale of all of Nation Energy, Inc.'s Interests to VRD pursuant to the Purchase and Sale Agreement	FOR [___]	AGAINST [___]	ABSTAIN [___]	If you wish to consent, simply sign below. UNLESS OTHERWISE SPECIFIED ON THIS CONSENT, THE SHARES REPRESENTED BY THIS CONSENT WILL BE VOTED FOR THE SALE.

[SIGNATURES]

[DATE]

[SIGNATURES]

[DATE]

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.